UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
ARRAY TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

ARRAY
TECHNOLOGIES

2025 Proxy Statement

AND ANNUAL MEETING OF STOCKHOLDERS

Notice of 2025 Annual Meeting of Stockholders
The 2025 Annual Meeting of Stockholders of Array Technologies, Inc. will be held on May 20, 2025, at 10:00 a.m. Pacific Daylight Time (“PDT”), in a virtual format at https://virtualshareholdermeeting.com/ARRY2025 for the purpose of considering the following company-sponsored proposals:

PROPOSAL
1	Election of the Company’s Class II director nominees, each for a three-year term.
2	Ratification of the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2025.
3	Advisory vote to approve named executive officer compensation.
We will also consider and act upon any other matters that properly come before the annual meeting or any adjournment or postponement thereof. Only stockholders of record as of the close of business on March 26, 2025 are entitled to participate (meaning vote and submit questions) at the annual meeting.
Admission
In an effort to provide access for our stockholders regardless of geographic location, we will hold our annual meeting virtually. Stockholders will be able to participate by visiting https://virtualshareholdermeeting.com/ARRY2025 and using the 16-digit control number(s) included on the Important Notice Regarding the Internet Availability of Proxy Materials or the proxy card. Stockholders without a control number may attend the annual meeting as guests, but they will not have the ability to vote or submit questions during the meeting. Further details regarding how to attend the meeting online are more fully described in the and the accompanying proxy statement, which are first being made available to stockholders on or about April 8, 2025.
Whether or not you expect to attend the meeting, we urge you to vote your shares by submitting your proxy by internet, by telephone or by signing, dating and returning the proxy card included in these materials in order to ensure the presence of a quorum. You may still vote your shares during the annual meeting if you choose to attend, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions.
By order of the Board of Directors,

Gina K. Gunning
Chief Legal Officer & Corporate Secretary
April 8, 2025
*We include website addresses and references to reports found on our website throughout this proxy statement for reference only. Our website and reports referenced on our website are for informational purposes only and the contents of our website, reports referenced on our website or information connected thereto are not a part of this proxy statement and are not deemed incorporated by reference into this proxy statement or any other public filing made with the United States (U.S.) Securities and Exchange Commission. Unless otherwise indicated, information regarding our director nominees is as of March 31, 2025.

MEETING DETAILS
Date May 20, 2025

Time 10:00 a.m. PDT

Location https://virtualshareholdermeeting .com/ARRY2025

Record Date March 26, 2025

All stockholders are extended a cordial invitation to attend the meeting.

Proxy Statement Summary
This summary highlights information discussed in more detail elsewhere in this proxy statement. As this is only a summary, we encourage you to read the entire proxy statement carefully and our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on March 3, 2025 (the “Annual Report”) before voting your shares.

HOW TO VOTE
By Internet
You may vote by proxy via the internet at https://virtualshareholdermeeting.com/ARRY2025 by following the instructions provided on the Important Notice Regarding the Internet Availability of Proxy Materials or the proxy card.

By Telephone
If you live in the United States or Canada, you may vote by proxy by calling toll-free 1- 800-690-6903 and by following the instructions provided Important Notice Regarding the Internet Availability of Proxy Materials or the proxy card when voting.

By Mail
If you received printed proxy materials, you may complete your proxy card and return it using the postage prepaid envelope you received to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than May 19, 2025 to be voted at the annual meeting. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our board of directors and according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

At the Virtual Meeting
The meeting will be held entirely online. To participate in the meeting, you will need the 16-digit control number included in your Important Notice Regarding the Internet Availability of Proxy Materials or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

MEETING DETAILS
Date May 20, 2025

Time 10:00 a.m. PDT

Location https://virtualshareholdermeeting .com/ARRY2025

Record Date March 26, 2025

ARRAY TECHNOLOGIES	1	2025 PROXY STATEMENT

Proxy Summary
VOTING MATTERS

PROPOSAL		BOARD VOTE RECCOMENDATION	PAGE REFERENCE
1	Election of Class II director nominees, each for a three-year term.	“FOR” each nominee	56
2	Ratification of the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2025.	“FOR”	57
3	Advisory vote to approve named executive officer compensation.	“FOR”	59

BOARD OF DIRECTORS
The following table sets forth the names and certain other information for each of our directors and director nominees as of March 31, 2025. We have included additional information about each director’s background, skills and experience under “Management and Corporate Governance—Director Biographies” below.

NAME	AGE	DIRECTOR SINCE	INDEPENDENT	OCCUPATION	AUDIT COMMITTEE	HUMAN CAPITAL COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Paulo Almirante(1)	60	2021		Group COO & SVP at Engie
Troy Alstead(2)	62	2020		Founder and President Table 47 and Ocean5	(6)
Orlando D. Ashford(2)	56	2020		Interim CEO at National Black MBA Association		(6)
Brad Forth(3)(4)	60	2020		Senior Partner and Founder at Neos Partners			(6)
Kevin Hostetler(3)	56	2022		CEO of Array Technologies, Inc.
Jayanthi Iyengar(5)	63	2021		EVP Chief Sourcing Officer at Oshkosh
Tracy Jokinen(5)	56	2022		Retired executive
Bilal Khan(2)	44	2021		Senior Managing Director at Blackstone
Gerrard Schmid(3)	56	2021		Retired executive

1.	Mr. Almirante will not be standing for re-election and will be retiring from the Board as of the date of the Annual Meeting.
2.	Class I director.
3.	Class III director.
4.	Board chair.
5.	Class II director, nominated for re-election at the 2025 Annual Meeting of Stockholders. See Proposal 1.
6.	Committee chair.

ARRAY TECHNOLOGIES	2	2025 PROXY STATEMENT

Proxy Summary
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement, along with the accompanying Notice of 2025 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), contains information about the 2025 Annual Meeting of Stockholders of Array Technologies, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting in a virtual meeting format at 10:00 a.m. PDT, at https://virtualshareholdermeeting.com/ARRY2025.
In this proxy statement, we refer to Array Technologies, Inc. as “Array,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting.
On or about April 8, 2025, we will mail a proxy card and an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice of Proxy Materials”) to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we have also made available with this proxy statement our Annual Report, which includes our financial statements for the year ended December 31, 2024.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2025
The Notice of Annual Meeting, this proxy statement, and our Annual Report are available online at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available. Additionally, you can find a copy of our Annual Report on the SEC website at www.sec.gov, or on our investor relations website at http://ir.arraytechinc.com.
Even if you do not plan to attend the Annual Meeting, your vote is important to us. Please review the materials and exercise your stockholder right to vote.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy materials and annual reports over the internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided when you vote over the internet.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
WHY DID I RECEIVE THESE MATERIALS?
Our Board is soliciting your proxy to vote at our Annual Meeting (or at any postponement or adjournment of the meeting). Stockholders who own shares of our common stock as of the record date, March 26, 2025, are entitled to vote at the Annual Meeting. You should review these proxy materials carefully as they give important information about the proposals that will be voted on at the Annual Meeting, as well as other important information about the Company.
Important Notice Regarding the Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our Annual Report available to our stockholders electronically via the internet. The Notice of Proxy Materials contains instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Proxy Materials instructs you on how to access and review all of the important information contained in this proxy statement and our Annual Report. The Notice of Proxy Materials also instructs you on how you may submit your proxy over the internet or by telephone. If you received a Notice of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice of Proxy Materials.
Householding. The SEC rules permit us to print an individual’s multiple accounts on a single set of Annual Meeting materials. To take advantage of this opportunity, we have summarized on one set of Annual Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Annual Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Annual Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the proxy materials.
WHO IS ENTITLED TO VOTE?
Stockholders who own shares as of the close of business on March 26, 2025, the record date, are entitled to vote at our 2025 Annual Meeting. Holders of shares of our common stock are entitled to one vote per share.

ARRAY TECHNOLOGIES	3	2025 PROXY STATEMENT

Proxy Summary
WHAT ARE THE BOARD’S RECOMMENDATIONS ON HOW TO VOTE MY SHARES?
Our Board recommends a vote:

PROPOSAL
1	FOR the election of the Class II director nominees, each for a three-year term.
2	FOR ratification of the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2025.
3	FOR approval of named executive officer compensation.

HOW CAN I VOTE MY SHARES?
Beneficial Holders: If you are a beneficial holder of your shares of common stock (i.e., your shares are held for your account by a bank, broker, trustee or other nominee), you will receive instructions from your nominee explaining how to vote your shares by mail and, if permitted, by internet or telephone.
Record Holders: If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•
BY INTERNET. You may vote by proxy via the internet at https://virtualshareholdermeeting.com/ARRY2025 by following the instructions provided on the Notice of Proxy Materials or your proxy card. When voting by internet, you must have the 16-digit control number that is on the Notice of Proxy Materials, your proxy card or in the voting instructions that accompanied your proxy materials. Your vote must be received by 8:59 p.m. PDT on May 19, 2025 to be counted.

•
BY TELEPHONE. If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-690-6903 and by following the instructions provided on your proxy card. When voting by telephone, you must have the 16-digit control number that is on the Notice of Proxy Materials, your proxy card or in the voting instructions that accompanied your proxy materials. Your vote must be received by 8:59 p.m. PDT on May 19, 2025 to be counted.

•
BY MAIL. Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received no later than May 19, 2025 to be voted at the Annual Meeting. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, your shares will be voted as recommended by our Board and according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•
AT THE VIRTUAL MEETING. The Annual Meeting will be held entirely online. To participate in and vote your shares during the Annual Meeting, you will need the 16-digit control number that is on the Notice of Proxy Materials, your proxy card or in the voting instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Most Array stockholders hold their shares through a bank, broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and a Notice of Proxy Materials was sent directly to you by Array. As the stockholder of record, you have the right to attend the Annual Meeting and vote your shares during the meeting. If you are a stockholder of record and complete a valid proxy without indicating your voting preference for any of the proposals, the proxy holders will vote your shares in accordance with our Board’s recommendations with respect to such proposals. If you will not be attending the Annual Meeting, you may also vote by granting a proxy over the internet or by telephone, and, if you requested to receive printed proxy materials, by mailing the proxy card, as described in the Notice of Proxy Materials and below under the heading “How can I attend and participate in the virtual annual meeting?”
Beneficial Owner
If your shares are held in an account at a bank, broker, trustee or other nominee, like the substantial majority of our stockholders, you are considered the beneficial owner of shares held in street name, and a Notice of Proxy Materials was sent to you by your nominee. If you are a beneficial owner but not the stockholder of record, you may vote online at the Annual Meeting only with a legal proxy obtained form your bank, broker, trustee or other nominee. Beneficial owners should refer to “How can I attend and participate in the virtual Annual Meeting?” for additional information.

ARRAY TECHNOLOGIES	4	2025 PROXY STATEMENT

Proxy Summary
HOW CAN I ATTEND AND PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?
All stockholders are entitled to join the Annual Meeting; however, you are entitled to participate (meaning vote and submit questions) at the Annual Meeting only if you were a stockholder of record of the Company at the close of business on the record date If you are a beneficial owner as of the record date and you do not have a 16-digit control number, you should contact your bank, broker, trustee or other nominee (preferably at least 5 days before the meeting) to obtain your control number, allowing you to attend and participate in the meeting. You also may join the meeting as a guest; however, guests will not be allowed to vote or submit questions at the Annual Meeting.
If you were a stockholder of record at the close of business on the record date (i.e., you hold your shares registered in your name through our transfer agent, Computershare), you or your duly appointed proxy can join and participate in the virtual Annual Meeting by following the instructions on the Notice of Proxy Materials, proxy card, or on the instructions that accompanied your proxy materials.
HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet or telephone by following the instructions provided in the Notice of Proxy Materials and, if you requested to receive printed proxy materials, you may also vote by mail pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may vote by proxy over the internet by following the instructions provided in the Notice of Proxy Materials you receive or as is otherwise provided in such notice.
HOW MAY I CHANGE OR REVOKE MY PROXY?
Beneficial Owners. If your stock is held in street name, you must contact your bank, broker, trustee or other nominee for instructions as to how to change your vote.
Stockholders of Record. Registered stockholders may change a properly executed proxy at any time before the Annual Meeting by:
•	notifying our Corporate Secretary in writing;
•	returning a signed proxy with a later date;
•	transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility;
•	by attending and voting live at the virtual Annual Meeting.
WHAT HAPPENS IF I DO NOT SUBMIT VOTING INSTRUCTIONS FOR A PROPOSAL? WHAT IS DISCRETIONARY VOTING? WHAT IS A BROKER NON-VOTE?
If you are a stockholder of record and you properly submit a proxy and voting instructions via the internet, by phone or by mail, your shares of Array common stock will be voted as you specify. If you are a stockholder of record who returns a proxy card properly signed and dated, but you make no specifications on such proxy card, your shares of Array common stock will be voted in accordance with the recommendations of the Board, as provided below.
If you are a beneficial owner and you properly submit voting instructions to your bank, broker, trustee or other nominee holding shares of Array common stock for you, your shares of Array common stock will be voted as you specify. If you are a beneficial owner and you do not instruct your bank, broker, trustee or other nominee as to how to vote these shares on any “non-routine” proposals included in this proxy statement, your bank, broker, trustee or other nominee cannot exercise discretion to vote for or against those proposals. This would be a “broker non-vote,” and these shares will not be counted as having been voted on the applicable proposal. Applicable rules permit banks, brokers, trustees or other nominees to vote shares held in street name only on routine matters. Only Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025, is a “routine proposal.” All other matters contained in this proxy statement for submission to a vote of the stockholders are considered “non-routine.” Accordingly, if your shares of common stock are held in street name and if you do not give your bank, broker, trustee or other nominee instructions as to how to vote, your bank, broker, trustee or other nominee will only be able to exercise its discretion in the case of Proposal 2 and will not be permitted to vote on Proposal 1 or Proposal 3, or any other matter to come before the Annual Meeting.
WHY IS THE ANNUAL VIRTUAL MEETING VIRTUAL ONLY?
We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. Hosting a virtual meeting makes it easy for our stockholders to participate from any location in the world.
WHO PAYS THE COST FOR SOLICITING PROXIES?
Array will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. This cost also includes support for the hosting of the virtual Annual Meeting. We may solicit proxies by mail, personal interview, telephone or via the Internet through our officers, directors and other management employees, who will receive no additional compensation for their services.

ARRAY TECHNOLOGIES	5	2025 PROXY STATEMENT

Proxy Summary
WHAT IF I HAVE TROUBLE ACCESSING THE ANNUAL MEETING VIRTUALLY?
The virtual meeting platform is fully supported across browsers (internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time.
We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the meeting log-in page.
HOW MANY SHARES MUST BE PRESENT TO TRANSACT BUSINESS AT THE ANNUAL MEETING?
We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of at least a majority of outstanding shares entitled to vote are present at the meeting, either virtually by logging in to the virtual meeting website using their 16-digit control number, or by proxy. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining whether a quorum has been met. If there is no quorum, the Board chair or the holders of a majority of shares present at the virtual meeting or represented by proxy and entitled to vote at the meeting may adjourn the Annual Meeting to another date.

ARRAY TECHNOLOGIES	6	2025 PROXY STATEMENT

Proxy Summary
WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

PROPOSAL 1: ELECTION OF DIRECTORS
A plurality of the votes cast by the shares of our common stock present in person or represented at the Annual Meeting by proxy and entitled to vote is required to elect each nominee (meaning that the three nominees receiving the highest number of “FOR” votes will be elected, even if those votes do not constitute a majority of the votes cast). “WITHHOLD” votes with respect to one or more director nominees will result in the respective nominee receiving fewer votes, but they will not count as votes against a nominee and will have no effect on the outcome of the election of those nominees. Broker non-votes will not impact the election of the nominees.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The affirmative vote of a majority of the shares of our common stock present in person or represented at the Annual Meeting by proxy and entitled to vote is required to approve Proposal 2 (meaning that, of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved). Abstentions will be counted as present and entitled to vote on Proposal 2 and will therefore have the effect of an “AGAINST” vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The votes cast “FOR” must exceed the votes cast “AGAINST” to approve Proposal 3. Only “FOR” and “AGAINST” votes will affect the outcome. Abstentions will have no effect on the results of this vote. Broker non-votes will have no effect on Proposal 3. Although the results of Proposal 3 will not be binding on the Board, the Board will consider the results of the stockholder vote when making future decisions regarding executive compensation.

If there are insufficient votes to approve these proposals, your proxy may be voted by the persons named in the proxy card to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?
As of the date of this proxy statement, our Board does not know of any other matters to be presented for consideration at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a bank, broker, trust or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION FORM?
It means that your shares may be registered in multiple accounts at the transfer agent or with multiple brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
WHERE CAN I FIND THE VOTING RESULTS AFTER THE ANNUAL MEETING?
We will announce the preliminary voting results at the Annual Meeting and will report the final voting results in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

ARRAY TECHNOLOGIES	7	2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of March 31, 2025 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each Named Executive Officer (as set forth in the Summary Compensation Table below), and all directors and executive officers as a group.
Shares of common stock subject to restricted stock units or other rights to purchase which are now exercisable or are exercisable within 60 days of March 31, 2025 are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2025, there were 152,512,805 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Array Technologies, Inc., 3901 Midway Place NE, Albuquerque, NM 87109.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
5% or greater stockholders:
BlackRock, Inc.(1)	15,373,945	10.1
Hill City Capital(2)	14,265,335	9.4
The Vanguard Group(3)	13,886,457	9.1
Grantham, Mayo, Van Otterloo & Co. LLC(4)	11,158,312	7.3
Schroder Investment Management Group(5)	8,875,496	5.8
Norges Bank(6)	7,679,550	5.0
Point72 Associates, LLC(7)	7,613,987	5.0
Directors and NEOs:
Kevin Hostetler(8)	201,400	*
Kurt Wood	15,025	*
Terrance Collins	32,294	*
Neil Manning	25,552	*
James Zhu	4,507	*
Paulo Almirante(9)	38,621	*
Troy Alstead(10)	52,169	*

ARRAY TECHNOLOGIES	8	2025 PROXY STATEMENT

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Orlando D. Ashford(11)	52,169	*
Brad Forth(12)	128,856	*
Jayanthi Iyengar(13)	51,643	*
Tracy Jokinen(14)	22,352	*
Bilal Khan	—	—
Gerrard Schmid(15)	63,621	*
All executive officers and directors as a group (15 individuals)	688,209	*

*	Represents beneficial ownership of less than one percent of our outstanding common stock.
1.
This information is based solely on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on November 12, 2024, reporting ownership as of September 30, 2024. According to this Schedule 13G/A, the reporting person exercises sole voting and sole dispositive power over 15,373,945 shares of our common stock. The principal business address of reporting person is 50 Hudson Yards, New York, NY 10001.

2.
This information is based solely on a Schedule 13G/A filed jointly by Hill City Capital Master Fund LP (the “Fund”); Hill City Capital GP LLC (the “General Partner”), which serves as the general partner of the Fund; Hill City Capital LP (the “Investment Manager”), which serves as investment manager of the Fund; Hill City GP LLC (the “Investment Manager GP”), which serves as the general partner of the Investment Manager; and Herbert Frazier, who serves as managing member of the General Partner and the Investment Manager GP on November 12, 2024 reporting ownership as of September 30, 2024. According to this Schedule 13G/A, the reporting persons exercise shared voting and shared dispositive authority over 14,265,335 shares of our common stock. The principal business address of the Fund is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009. The principal business address of the General Partner, the Investment Manager, the Investment Manager GP and Mr. Frazier is 121 High St, 3rd Floor, Boston, Massachusetts 02110.

3.
This information is based solely on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024, reporting ownership as of December 29, 2023. According to this Schedule 13G/A, the reporting person exercises shared voting power over 277,029 shares of our common stock, sole dispositive power over 13,456,554 shares of our common stock and shared dispositive power over 429,903 shares of our common stock. The principal business address of the reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

4.
This information is based solely on a Schedule 13G/A filed by Grantham, Mayo, Van Otterloo & Co. LLC on February 12, 2025, reporting ownership as of December 31, 2024. According to this Schedule 13G/A, the reporting person exercises sole voting and sole dispositive power over 11,158,312 shares of our common stock. The principal business address of the reporting person is 53 State Street, Suite 3300, Boston, Massachusetts.

5.
This information is based solely on a Schedule 13G jointly filed by Schroder Investment Management Group (“Schroder Group”) and Schroder Investment Management North America Ltd. (“Schroder North America”) on January 14, 2025, reporting ownership as of December 31, 2024. According to this Schedule 13G/A, Schroder Group exercises sole voting and sole dispositive power over 8,146,407 shares of our common stock, and Schroder North America exercises sole voting and sole dispositive power over 729,561 shares of our common stock. The principal business address of the reporting persons is 1 London Wall Place, London, England, EC2Y 5AU.

6.
This information is based solely on a Schedule 13G filed by Norges Bank on January 17, 2023, reporting ownership as of January 5, 2023. According to this Schedule 13G, Norges Bank exercises sole voting and sole dispositive power over 7,118,241 shares of our common stock and shared dispositive power over 561,309 shares of our common stock. The principal business address of the reporting person is Bankplassen 2, PO Box 1179 Sentrum, NO 0107 Oslo, Norway.

7.
This information is based solely on a Schedule 13G filed jointly on January 10, 2025 by (i) Point72 Asset Management, L.P. (“Point72 Asset Management”) with respect to the shares of our common stock (and underlying options) held by Point72 Associates, LLC, an investment fund it manages (“Point72 Associates”); (ii) Point72 Capital Advisors, Inc. (“Point72 Capital Advisors”) with respect to shares of our common stock (and underlying options) held by Point72 Associates; and (iii) Steven A. Cohen with respect to shares of our common stock beneficially owned by Point72 Asset Management and Point72 Capital Advisors, in each case reporting ownership as of December 31, 2024. According to this Schedule 13G, pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by Point72 Associates. Point72 Capital Advisors is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72 Asset Management and Point72 Capital Advisors. The principal business address of the reporting persons is 72 Cummings Point Road, Stamford, CT 06902.

8.
Consists of (i) 165,605 shares of common stock held directly by Mr. Hosteller, and (ii) 35,795 shares of common stock underlying RSUs held by Mr. Hosteller that will vest within 60 days of March 31, 2025.

9.
Consists of (i) 23,320 shares of common stock held directly by Mr. Almirante, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Almirante that will vest within 60 days of March 31, 2025.

10.	Consists of (i) 36,868 shares of common stock held directly by Mr. Alstead, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Alstead that will vest within 60 days of March 31, 2025.
11.	Consists of (i) 36,868 shares of common stock held directly by Mr. Ashford, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Ashford that will vest within 60 days of March 31, 2025.
12.	Consists of (i) 113,555 shares of common stock held directly by Mr. Forth, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Forth that will vest within 60 days of March 31, 2025.

ARRAY TECHNOLOGIES	9	2025 PROXY STATEMENT

13.	Consists of (i) 36,342 shares of common stock held directly by Mr. Iyengar, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Iyengar that will vest within 60 days of March 31, 2025.
14.	Consists of (i) 7,051 shares of common stock held directly by Ms. Jokinen, and (ii) 15,301 shares of common stock underlying RSUs held by Ms. Jokinen that will vest within 60 days of March 31, 2025.
15.	Consists of (i) 48,320 shares of common stock held directly by Mr. Schmid, and (ii) 15,301 shares of common stock underlying RSUs held by Mr. Schmid that will vest within 60 days of March 31, 2025.

ARRAY TECHNOLOGIES	10	2025 PROXY STATEMENT

Management and Corporate Governance
BOARD LEADERSHIP AND STRUCTURE
Our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) states that the number of directors serving on our Board shall be fixed by a resolution of the Board. Each director holds office until his or her successor is duly elected and qualified or until his or her death, resignation, retirement, disqualification or removal. Our Certificate of Incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 66 2⁄3% of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office.
Our Certificate of Incorporation also divides our Board into three classes of directors, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”), our Class III directors will serve until the 2026 Annual Meeting of Stockholders, our Class I directors will serve until the 2027 Annual Meeting of Stockholders, and our Class II directors, who will be elected at the 2025 Annual Meeting, will serve until the 2028 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board among the three classes.
Our Board is currently comprised of nine members. Below is a list of the names, classifications and ages, as of March 31, 2025, of the individuals who currently serve on our Board. In connection with the retirement of Mr. Almirante, the Board reduced its size to eight members, comprising three Class I directors, two Class II directors, and three Class III directors, effective as of the date of the Annual Meeting.

NAME	AGE	POSITION
Troy Alstead	62	Director (Class I)
Orlando D. Ashford	56	Director (Class I)
Bilal Khan	44	Director (Class I)
Paulo Almirante	60	Director (Class II)
Jayanthi Iyengar	63	Director (Class II)
Tracy Jokinen	56	Director (Class II)
Brad Forth	60	Director (Class III); Board Chair
Kevin Hostetler	56	Director (Class III); Chief Executive Officer
Gerrard Schmid	56	Director (Class III)

Our current Board leadership structure separates the positions of chief executive officer and chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time, because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our chief executive officer (“CEO”), who is also a member of our Board, is primarily responsible for our operations and strategy execution, while our independent Board chair is primarily focused on matters pertaining to corporate governance, including management oversight and

ARRAY TECHNOLOGIES	11	2025 PROXY STATEMENT

strategic guidance. While the Board believes that this is the most appropriate structure at this time, the Nominating and Corporate Governance Committee evaluates the Board’s leadership structure annually and may recommend alterations of this structure in the future.
Because of the Board’s role in risk oversight (discussed below) along with that of the Audit Committee and the Nominating and Corporate Governance Committee, the Board believes that any leadership structure it adopts must allow for effectively oversight of the management of risks relating to Array’s operations. Our Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to Array’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Board Composition, Qualifications and Expertise
As described in the Board’s committee charters and Array’s corporate governance guidelines, the Board seeks a membership that, as a whole, possesses the mix of experiences, skills, expertise and qualifications necessary to support the current and future success of Array and function effectively in light of our current and evolving business circumstances and risks. The Board seeks to achieve over time a mix of directors with a variety of skills, backgrounds, experience, viewpoints and other factors that contribute to a well-rounded perspective. We also seek to have a Board that reflects a range of talents, ages, skills, character and expertise, particularly in the areas most important to us and our corporate mission, sufficient to provide sound and prudent guidance with respect to our operations and interests.
The following matrix identifies certain of the skills, qualifications, experience, and background of our directors and director nominees relevant to our business:

Qualifications and Experience	Forth	Jokinen	Alstead	Ashford	Schmid	Hostetler	Iyengar	Khan	Almirante
Renewable Energy Experience
Utilities / EPC / Developer Experience
Innovation and Technology
Manufacturing and Supply Chain
Global Perspective, International
Public Company Leadership
Legal / Regulatory
Corporate Governance / Ethics
Government Affairs / Policy
Risk Management
Finance / Accounting
Public Company Financial Reporting
Environmental / Social Responsibility
Executive Compensation
Human Capital Management
Mergers and Acquisitions
Cybersecurity / Information Technology

Director Independence
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors and that, in making its independence determinations, the Board will observe all applicable requirements, including the applicable corporate governance listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Under Nasdaq rules, the Board has a responsibility to make an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would interfere with their independent judgment in carrying out the responsibilities of a director. In connection with these determinations, the Board reviews information regarding transactions, relationships, and arrangements involving the Company and its businesses and each director that it deems relevant to independence, including those required by Nasdaq rules.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, and including family relationships, our Board has determined that all eight of the current non-management directors of the Company (Messrs. Almirante, Alstead, Ashford, Forth, Khan, Schmid, Ms. Iyengar

ARRAY TECHNOLOGIES	12	2025 PROXY STATEMENT

and Ms. Jokinen) qualify as “independent” under the corporate governance rules of Nasdaq, that each member of the Audit Committee qualifies as “independent” under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Human Capital Committee qualifies as “independent” under Rule 10C-1 of the Exchange Act. Our Board has not established separate independence requirements beyond those of Nasdaq or the Exchange Act.
The Board’s Role in Risk Oversight
Our Board and its committees take an active role in risk oversight through:
•	review and discussion of regular periodic reports on topics relating to the risks that Array faces;
•	direct decision-making authority with respect to certain significant transactions and certain other management decisions;
•	direct oversight of specific areas of our business by each of its standing committees; and
•	regular periodic reports from Array’s auditors and other outside consultants regarding areas of potential risk, including, among others, those relating to our internal control over financial reporting
The Board also relies on management to bring significant matters impacting Array to the attention of the Board.
The Audit Committee of the Board is responsible for reviewing and discussing with management and our independent registered public accounting firm our system of internal controls, critical accounting practices, and policies relating to financial risk assessment and management. As part of this process, the Audit Committee discusses Array’s major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding accounting, internal accounting controls, auditing and compliance matters, as well as other violations of Array’s policies or procedures, such as retaliation, harassment and discrimination, and matters relating to corporate reputation and integrity.
Our Nominating and Corporate Governance Committee is responsible for reviewing and discussing with management the Company’s compliance and corporate governance risks, including cybersecurity risks, and the policies, guidelines and processes by which management assess and manages those risks.
Board Meetings and Attendance
The Board held seven meetings during the year ended December 31, 2024. Each of the directors attended at least 75% of the Board meetings and committee meetings on which he or she served during the year ended December 31, 2024 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee and excluding any meetings in which a director was an interested party). The non-employee directors met in executive session during each of the regularly scheduled Board meetings during the year ended December 31, 2024.
The Board has adopted a policy requiring that its members make every effort to attend Array’s annual stockholder meetings. Our 2024 Annual Meeting of Stockholders was attended by all nine of the directors then serving on the Board.
Board and Committee Annual Performance Reviews
Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for reporting annually to the Board an evaluation of the overall performance of the Board based on individual peer and self-evaluations of our directors. In addition, the written charters of the Audit Committee, Human Capital Committee and Nominating and Corporate Governance Committee provide that each such committee shall evaluate its performance on an annual basis using criteria that it has developed and shall report to the Board on its findings.
Code of Business Conduct
We have adopted a written code of business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Array Technologies, Inc. Code of Business Conduct is available on our investor relations website at ir.arraytechinc.com. We intend to make any disclosures regarding amendments to, or waivers from, our code of business conduct required under Form 8-K by posting such information on our website.
Policy Against Hedging and Pledging of Stock
Our insider trading policy prohibits our directors, officers and employees from holding our common stock in a margin account or entering into hedging transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, because such transactions may permit a director, officer or employee to continue to own securities obtained through our employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the individual may no longer have the same objectives as our other stockholders.

ARRAY TECHNOLOGIES	13	2025 PROXY STATEMENT

Clawback Policy
In accordance with the requirements of the Dodd-Frank Act, SEC rules and Nasdaq listing standards, we maintain a clawback policy that requires recoupment of erroneously-awarded incentive compensation received by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws, without regard to any fault or misconduct.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines designed to assist in aligning the financial interests of our executive officers and directors with our stockholders and to promote sound corporate governance practices. Each executive officer and director subject to the guidelines is expected to hold Company stock, including unvested restricted stock or restricted stock units, with a value equal to the following:
•	for non-executive directors who receive compensation, five times the base annual retainer;
•	for our CEO, six times his or her annual base salary; and
•	for executive officers other than our CEO, three times his or her annual base salary.
Common stock underlying restricted stock units (“RSUs”) and deferred shares or share units held by directors and executive officers is considered owned for purposes of determining stock ownership levels under the stock ownership guidelines. Common stock underlying unexercised stock options and unearned performance-based equity awards does not count toward satisfaction of the guidelines. An executive officer or director who does not meet the minimum holding requirement must retain 50% of the net number of shares acquired upon vesting or settlement of equity awards or exercise of stock options until compliance with the stock ownership guidelines is attained.
Executive officers and directors are expected to comply with the guidelines by the later of (i) June 8, 2026 or (ii) within five years from the date the individual becomes an executive officer or director, as applicable, is promoted to a position that causes the executive officer or director to be subject to a greater ownership requirement or is otherwise designated as an individual covered by the stock ownership guidelines. Upon achieving his or her respective minimum ownership requirement, each executive officer and director must continue to maintain the minimum ownership requirement at all times during a given calendar year and for so long as the executive officer and director remains subject to the guidelines.
As of December 31, 2024, all of our NEOs were in compliance or on track to be in compliance with the Stock Ownership Guidelines.
Cap on Payouts Under Our Incentive Plans
As described below under “Compensation Discussion and Analysis—2024 Plan Design” and “Compensation Discussion and Analysis—Long-Term Stock Incentive Awards,” with respect to 2024, annual incentive bonus payouts under our leadership incentive plan and performance stock unit payouts were each subject to a maximum of 200% of target.
Human Capital Committee Interlocks and Insider Participation
None of the members of our Human Capital Committee has at any time during the prior fiscal year been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee, or other committee serving an equivalent function (including our Human Capital Committee), of any other entity that has one or more executive officers serving as a member of our Board or Human Capital Committee.
Stockholder Engagement
We actively engage with stockholders each year prior to our Annual Meeting to identify and understand matters important to them. Our CEO and management team are directly involved in these efforts, which are reported to the Board. Array is typically represented at these engagements by our CEO and our current Chief Legal Officer (“CLO”), who report on stockholder engagement activity and provide feedback directly to the Nominating and Corporate Governance Committee and the Human Capital Committee of the Board.

ARRAY TECHNOLOGIES	14	2025 PROXY STATEMENT

BOARD COMMITTEES
The Board has a standing Audit Committee, Human Capital Committee and Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are described more fully below. Each standing committee operates pursuant to a written charter, reviews and assesses the adequacy of its charter periodically and submits its charter to the Board for approval. The charters for each committee are all available on our investor relations website ir.arraytechinc.com under the “Governance Policies” section found under the “Corporate Governance” tab.

CHAIR	AUDIT COMMITTEE
Troy Alstead
The Board has determined that Troy Alstead and Tracy Jokinen each qualify as an “audit committee financial expert.”

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
the effectiveness of the Company’s internal control over financial reporting
 •
the integrity of the Company’s financial statements
 •
the qualifications and independence of the Company’s independent registered public accounting firm
 •
the performance of the Company’s independent registered public accounting firm
 •
reviewing and monitoring our internal controls, disclosure controls and procedures and compliance with legal and regulatory requirements
 •
reviewing and approving related party transactions
 •
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, auditing and federal securities law matters

Other Members Paulo Almirante Tracy Jokinen Gerrard Schmid
Independent: 100% Meetings in 2024: 8 2024 meeting attendance: 100%

CHAIR	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Brad Forth

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
identifying and formally considering and recommending to the Board candidates to be nominated for election to the Board at each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships
 •
monitoring the size and composition of the Board and its committees and making formal recommendations to the Board on membership of the committees and committee structure
 •
maintaining the corporate governance guidelines and overseeing the Company’s corporate governance practices, policies and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the practices, policies and procedures in the Company’s corporate governance framework
 •
reviewing and, as necessary, making recommendations to the Board with respect to stockholder proposals
 •
evaluating the effectiveness of the Board, its committees and management
 •
overseeing the Company’s ESG-related efforts
 •
reviewing and discussing with management the Company’s the process for assessing and managing non-financial enterprise risks, including cybersecurity risks
 •
developing and recommending to our Board a CEO succession plan

Other Members Troy Alstead Orlando Ashford Jayanthi Iyengar
Independent: 100% Meetings in 2024: 4 2024 meeting attendance: 100%

CHAIR	HUMAN CAPITAL COMMITTEE
Orlando D. Ashford

Primary Responsibilities
Assists the Board in fulfilling its oversight responsibilities by:
 •
discharging the Board’s responsibilities relating to compensation of the Company’s executive officers
 •
overseeing the form and amount of compensation for independent directors
 •
administering the Company’s cash-based and equity-based-incentive compensation plans
 •
overseeing the Company’s human capital management policies, programs, and practices and strategies, including those relating to corporate culture, recruiting, retention, talent management, and career development

The Human Capital Committee engages an independent compensation consultant from time to time to advise it on matters related to executive and director compensation. Please refer to the sections titled “Compensation of Directors” and “Executive Officer Compensation – Compensation Discussion and Analysis” for more information related to the independent compensation consultant.

Other Members Tracy Jokinen Bilal Khan Gerrard Schmid
Independent: 100% Meetings in 2024: 7 2024 meeting attendance: 100%

ARRAY TECHNOLOGIES	15	2025 PROXY STATEMENT

DIRECTOR BIOGRAPHIES
Information concerning our directors is set forth below. The biographical description of each director includes the specific experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.
CLASS II DIRECTOR NOMINEES

Jayanthi (Jay) Iyengar Independent Director

AGE: 63
Jayanthi (Jay) Iyengar has served on our Board since May 2021. Ms. Iyengar has served as Executive Vice President and Chief Technology and Strategic Sourcing Officer for the Oshkosh Corporation, a global industrial technology company specializing in the design, development and manufacturing of purpose-built vehicles and equipment, since January 2022. Prior to joining the Oshkosh Corporation, Ms. Iyengar served as Chief Technology and Quality Officer for CNH Industrial N.V., a designer, manufacturer and marketer of agricultural machinery and construction equipment, from 2019 to January 2022. Prior to that, Ms. Iyengar served as Senior Vice President and Chief Innovation & Technology Officer for Xylem Inc., a water technology provider, from 2015 to 2019. Ms. Iyengar has over 30 years of international technology experience in the automotive, aerospace and advanced water technology fields, much of which she gained through roles of increasing importance with Fiat Chrysler Automobiles, Eaton Aerospace and Xylem Inc. after starting her career in product development for Delphi/General Motors in 1988. Ms. Iyengar holds a BTech in Mechanical Engineering from Mysore University, an MTech in Mechanical Engineering from the Indian Institute of Technology, as well as an MS in Mechanical Engineering from Wayne State University. She has also served on the board of the Institute of Electrical & Electronics Engineers Vehicular Technology Society and is a current board member of Engineering Tomorrow, a non-profit focused on promoting STEM education for underprivileged minority high school students. Ms. Iyengar was nominated to serve on our Board because of her expertise in the areas of technology and engineering.

DIRECTOR SINCE: 2021

Tracy Jokinen Independent Director

AGE: 56
Tracy Jokinen has served on our Board since November 2022. She has over 30 years of finance and accounting experience across various global industries, where she focused on accelerating growth in her role as Chief Financial Officer for both public and private companies. Most recently, Ms. Jokinen was Chief Financial Officer of Vyaire Medical, Inc., a large medical device company from March 2020 to her retirement in January 2022. She previously held the Chief Financial Officer role at Acelity Inc. from June 2017 until its acquisition by 3M in October 2019. She also served as Chief Financial Officer of G&K Services, Inc., a publicly traded company, which was acquired by Cintas in 2017, from 2014 to 2017. Prior to joining G&K Services, Ms. Jokinen spent most of her career with Valspar Corporation, a global manufacturing company, serving as Corporate Controller and Chief Accounting Officer for four years. Ms. Jokinen currently sits on the board of directors at Alamo Group Inc. and Vestis Corp, both publicly listed companies, as well as privately held companies Horton Technologies and Candela Medical, Inc. She holds a BS in Accounting from St. Cloud State University. Ms. Jokinen was nominated to serve on our Board because of her financial experience with publicly traded companies.

DIRECTOR SINCE: 2022

ARRAY TECHNOLOGIES	16	2025 PROXY STATEMENT

CURRENT DIRECTORS NOT STANDING FOR ELECTION AT THE ANNUAL MEETING

Paulo Almirante Independent Director

AGE: 60
Paulo Almirante has served on our Board since August 2021 and has more than 25 years of experience in the energy business, working in various positions in the development, construction and management of wind, hydro, solar, coal and gas assets. Mr. Almirante has served as the Chief Operating Officer for the Engie Group, a multinational electric utility company, since July 2018 and was appointed Senior Executive Vice President in charge of Renewables, Nuclear and Energy Management and Trading in February of 2021. Mr. Almirante served as Executive Vice President of the Engie Group and member of the Executive Committee responsible for the Brazil, Middle East, South and Central Asia and Turkey; North, South and Eastern Europe; and General Europe Business Units from May 2016 until May 2019. Mr. Almirante was also responsible for the Group Corporate Societal and Environmental Responsibility Department of Engie Group until May 2019. From January 2016 to April 2018, Mr. Almirante was the Chief Executive Officer of Generation Europe for the Engie Group. Mr. Almirante started working in 1991 for EDP in Portugal moving to National Power in the UK in 1996. As of 2000, he became Director of various companies in Portugal and Spain and from 2005 to 2013 he was the International Power Regional Director for Iberia. In 2011, Mr. Almirante was also appointed Chief Operating Officer for GDF Suez Latin America based in Brazil and from 2013 to 2015 he was President of Energy Europe Portugal and Chief Executive Officer of TrustEnergy. Mr. Almirante serves on the board of directors for Engie SA, Engie Brasil Energia SA, and National Central Cooling Co. PJSC, all publicly listed companies. Mr. Almirante holds an MSc in Mechanical Engineering from IST – Technical University of Lisbon, a Diploma in Management Studies from the Catholic University of Lisbon and undertook the Global Leadership Development Program at London Business School. Mr. Almirante was a member of the Advisory Committee of the Portuguese Energy Regulator and the Vice-President of the Portuguese Association of Electricity Industry. Mr. Almirante was previously nominated to serve on our Board because of his extensive expertise in the energy industry, particularly in international markets. Mr. Almirante will be retiring from our Board as of the date of the Annual Meeting and will not be standing for re-election.

DIRECTOR SINCE: 2021

ARRAY TECHNOLOGIES	17	2025 PROXY STATEMENT

Troy Alstead Independent Director

AGE: 62
Troy Alstead has served on our Board since October 2020. Mr. Alstead is the founder and President of Table 47 and Ocean5, concepts opened in 2017 for dining, entertainment and events. In February 2016, Mr. Alstead retired from Starbucks Corporation, an American coffee company and coffeehouse chain, after 24 years with the company, having most recently served as Chief Operating Officer. Mr. Alstead served as Chief Operating Officer beginning in 2014. From 2008 to 2014, Mr. Alstead served as that company’s Chief Financial Officer and Chief Administrative Officer. Additionally, Mr. Alstead served as Group President from 2013 until his promotion to Chief Operating Officer. Mr. Alstead joined Starbucks in 1992 and over the years served in a number of operational, general management, and finance roles. Mr. Alstead spent a decade in Starbucks’ international business, including roles as Senior Leader of Starbucks International, President Europe/Middle East/Africa headquartered in Amsterdam, and Chief Operating Officer of Starbucks Greater China, headquartered in Shanghai. Mr. Alstead is also a member of the board of directors of publicly traded companies Heritage Distilling Holding Company, Inc., Levi Strauss & Co., and Harley-Davidson, Inc., along with the board of directors of the privately held OYO Global. Mr. Alstead also serves on the advisory council of EarthLab, an initiative of the College of the Environment at the University of Washington. Mr. Alstead earned a BA in Business Administration from the University of Washington. Because of his expertise in the areas of finance and operations, Mr. Alstead is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

ARRAY TECHNOLOGIES	18	2025 PROXY STATEMENT

Orlando D. Ashford Independent Director

AGE: 56
Orlando D. Ashford has served on our Board since October 2020. Mr. Ashford currently serves as the Interim Chief Executive Officer of the National Black MBA Association, a non-profit organization dedicated to the enhancement and development of educational and economic empowerment for African Americans, a role he has held since February 2025. Prior to that, Mr. Ashford served as the Chief People Officer of Fanatics Holdings, Inc., a global sporting company, from October 2022 to February 2025 and Executive Chairman of Azamara Cruises, a worldwide cruise line company, from March 2021 to October 2022. From December 2014 to June 2020, Mr. Ashford served as President of the Holland America Line Inc. at Carnival plc, where he oversaw Holland America Line’s sales and marketing, revenue management deployment and itinerary planning, public relations, hotel operations and strategy. From 2012 to 2014, Mr. Ashford was the President of the Talent business segment at Mercer LLC and Mercer Inc., a global consulting leader and subsidiary of Marsh & McLennan Companies, and from 2008 to 2012, Mr. Ashford served as the Senior Vice President, Chief Human Resources and Communications Officer for Marsh & McLennan Companies, Inc. Prior to joining Marsh & McLennan Companies, Inc., Mr. Ashford served as Group Director of Human Resources for Eurasia and Africa for the Coca-Cola Company and as Vice President of Global Human Resources Strategy and Organizational Development for Motorola, Inc. Mr. Ashford has also held leadership positions with Mercer Delta Consulting, Ameritech and Andersen Consulting. Mr. Ashford chairs the board of directors for the Perrigo Company plc and serves on the board of State Farm Life and Fire. Mr. Ashford has been honored as a Purdue University School of Technology Distinguished Alumnus and received the Seattle Business Magazine 2019 Executive Excellence Award. Mr. Ashford holds a BS and MS in Organizational Leadership and Industrial Technology from Purdue University. Because of his extensive experience serving on public company boards and his experience in addressing talent, culture and human capital issues at the executive level, Mr. Ashford is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

ARRAY TECHNOLOGIES	19	2025 PROXY STATEMENT

Brad Forth Independent Director and Board Chair

AGE: 60
Brad Forth has served as our Board Chair since October 2020 and as the Chair of our predecessor entity since July 2016. Mr. Forth has spent his entire career in the energy industry. Mr. Forth is a Senior Partner at Neos Partners, an investment firm he co-founded in June 2022 focusing on partnering with operating companies within the energy transition and critical infrastructure value chains. Mr. Forth was a Managing Director at Oaktree from 2009 to 2016, after which he served as a Senior Advisor to Oaktree’s GFI Energy Group until March 2021, where he helped the team anticipate growth opportunities in the power, utility and energy sectors, and invest its capital in leading companies, helping management teams to accelerate the growth of their businesses. Mr. Forth had previously been a partner at GFI Energy Group from 2006 to 2009. During his time at Oaktree, and while serving as the Chairman of our Board, Mr. Forth served as our interim Chief Executive Officer for a portion of 2018. Mr. Forth began his career as a design engineer at Power Measurement, Inc. in 1988, where he was responsible for pioneering research in the field of digital power metering and energy management systems. Mr. Forth remained at Power Measurement in various capacities for 18 years, the last nine as its Chief Executive Officer from 1996 to 2005. Mr. Forth is currently the chairman of the board of directors for Shoals Technologies Group, Inc., a publicly listed company, and has been a member of its board since 2017. Mr. Forth received a Bachelor of Electrical Engineering degree from the University of Victoria in Canada. Mr. Forth was a winner of the 2002 Ernst and Young award for “Pacific Entrepreneur of the Year – Technology and Communications” and has been a member of Young Presidents’ Organization since 1998. Because of his long history and expertise in the energy industry, Mr. Forth is well qualified to serve on our Board.

DIRECTOR SINCE: 2020

Kevin Hostetler Director and Chief Executive Officer

AGE: 56
Kevin Hostetler has been our CEO since April 2022. He has over 25 years of global industrial business leadership experience having transformed multiple engineered products and services companies throughout his career. Prior to Array, Mr. Hostetler served as Chief Executive Officer at Rotork, a market-leading global provider of mission-critical flow control and instrumentation solutions, where he led the company’s Growth Acceleration Program which drove improved margins, capital efficiency and commercial excellence. Prior to joining Rotork in February 2018, Mr. Hostetler served as Chief Executive Officer of FDH Velocitel starting in November 2014, leading the engineering and construction services provider through a series of acquisitions to support improvement of aging critical infrastructure, such as bridges, dams, and transmission towers. He was Executive Advisor to Wind Point Partners, a private equity firm focused on growth capital investments and leveraged buyouts in middle-market companies from March 2012 to November 2014. He held ascending leadership roles from 2007 to 2012 at IDEX Corporation, where he served as an officer of the company and the Group President of the Fluid and Metering Technologies Segment and IDEX Asia, which includes operating platforms in energy, water, chemical, food and agriculture. Mr. Hostetler also spent seven years at Ingersoll Rand in progressive P&L leadership and business development roles within the Industrial Technologies Segment. Mr. Hostetler has served on the supervisory board of Esdec Solar Group since January 2023. Mr. Hostetler has a BS in Finance from King’s College and an MBA from New York University-Leonard N. Stern School of Business. Because of his extensive senior leadership experience and comprehensive knowledge of our business, Mr. Hostetler is well qualified to serve on our Board.

DIRECTOR SINCE: 2022

ARRAY TECHNOLOGIES	20	2025 PROXY STATEMENT

Bilal Khan Independent Director

AGE: 44
Bilal Khan is a Senior Managing Director at Blackstone Inc., a leading global private equity firm and energy private equity investing franchise. Since joining Blackstone in 2009, Mr. Khan has been involved in the execution of several Blackstone investments, including various Sithe Global investments, Fisterra Energy, Transmission Developers Inc., Aypa Power, Onyx Renewable Partners, Legence, Xpansive, Lancium Inc., Trystar LLC, and Kindle Energy LLC. Before joining Blackstone, Mr. Khan was an Associate at GTCR Golder Rauner, where he was involved with the analysis and execution of private equity investments in a wide range of industries. Prior to that, Mr. Khan worked in the Mergers and Acquisitions department at Lazard Frères focused on Power & Utilities clients. Mr. Khan received a BS in Applied Economics from Cornell University, where he graduated magna cum laude. He also received an MBA from the Wharton School of the University of Pennsylvania and an MA in International Studies from the University of Pennsylvania. Because of his expertise in the energy, utility and industrials sectors, Mr. Khan is well qualified to serve on our Board.

DIRECTOR SINCE: 2021

Gerrard Schmid Independent Director

AGE: 56
Gerrard Schmid has served on our Board since August 2021. Mr. Schmid has more than 20 years of leadership experience in banking, payments, and financial technology. Mr. Schmid currently serves on the board of directors of Ingenico, an Apollo private equity portfolio company that is a global leader in payments point of sale terminals and associated software and services, where he also served as interim co-CEO from January 2023 to April 2023. Previously Mr. Schmid served as Chief Executive Officer of Diebold Nixdorf Inc., a multinational company that produces, installs and services hardware and software systems for the banking, retail and electric vehicle infrastructure sectors, from February 2018 to March 2022. From 2012 to 2017, Mr. Schmid served as Chief Executive Officer of D+H Corporation, a global fintech company based in Canada, where he was Chief Operating Officer from 2009 to 2012. In addition, Mr. Schmid was President and Chief Executive Officer of D+H’s Filogix business unit, a mortgage and real estate technology service provider, from 2007 to 2009. Prior to that, he held senior executive roles in banking in the UK and Canada and spent several years at McKinsey & Company, a global management consulting firm, where he focused on financial services and technology. Mr. Schmid currently serves on the board of directors of Computershare Limited, a publicly listed company and global leader in transfer agency, employee equity plans, mortgage servicing, proxy solicitation, stakeholder communications, and other diversified financial and governance services. Mr. Schmid also previously served on the board of ISACA, an international professional association focused on IT governance, and cybersecurity certification and training. Mr. Schmid holds a B.Sc. in Aeronautical Engineering from the University of Witwatersrand, South Africa, and a MASc in Aerospace Engineering from the University of Toronto. Because of his experience as a chief executive officer and his global perspective, Mr. Schmid is well qualified to serve on our Board.

DIRECTOR SINCE: 2021

ARRAY TECHNOLOGIES	21	2025 PROXY STATEMENT

Compensation of Directors
The Human Capital Committee reviews annually the regular annual retainers paid to non-employee directors. As part of this process, the Human Capital Committee evaluates market data provided by its independent compensation consultant, Pay Governance LLC (“Pay Governance”), and makes recommendations to the full Board as necessary. No changes were made to our director compensation program in 2024. Our CEO, Mr. Hostetler, does not receive pay for serving as a director.
2024 Director Compensation Program
Our current director compensation program for non-employee directors is generally comprised of an annual cash retainer for service on the Board and as a committee chairperson and an annual stock retainer. The retainers for 2024 were as follows:

POSITION	RETAINER ($)
Annual Base Retainer
Cash	75,000
Equity	170,000
Annual Committee Retainers (Cash)
Audit Committee Chair	25,000
Human Capital Committee Chair	17,500
Nominating and Corporate Governance Committee Chair	15,000
Board Chair Retainer (Cash)	100,000

All cash retainers are paid in quarterly installments and prorated for any partial year of service. The annual equity retainer is paid at the time of our annual stockholder meeting in the form of RSUs that vest in full on the first anniversary of the grant date, subject to continued service on the Board through the vesting date. For 2024, the number of RSUs underlying each annual stock grant to non-employee directors was 15,301, which was determined by dividing $170,000 by the per share closing price of our common stock on the grant date.
Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our directors are also entitled to the protection provided by the indemnification provisions in our Bylaws. Our Board may revise the compensation arrangements for our directors from time to time.
2024 Director Compensation
The following table summarizes the compensation awarded or paid to the members of our Board for the year ended December 31, 2024. Mr. Hostetler, our CEO, did not receive additional compensation for his service on our Board, and, consequently, he is not included in this table. The compensation that Mr. Hostetler received as an employee during 2024 is included in the “Summary Compensation Table” below.

NAME	FEES PAID IN CASH ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	TOTAL ($)
Paulo Almirante(2)	75,000	170,000	—	245,000
Troy Alstead	100,000	170,000	—	270,000
Orlando Ashford	92,500	170,000	—	262,500
Brad Forth	190,000	170,000	—	360,000
Jayanthi Iyengar	75,000	170,000	—	245,000
Tracy Jokinen	75,000	170,000	—	245,000
Bilal Khan(3)	75,000	—	90,182(4)	165,182
Gerrard Schmid	75,000	170,000	—	245,000

1.
Represents the aggregate grant date fair value of RSUs with respect to shares of the Company’s common stock granted in 2024, computed in accordance with FASB ASC Topic 718. The grant date fair value of the awards is determined using the closing price of our common stock on the date of grant. Please see Note 18 “Equity-Based Compensation and Other Benefit Plans” in our consolidated financial statements for the year ending December 31, 2024, included in our Annual Report on Form 10-K for additional details regarding assumptions underlying the value of these awards

ARRAY TECHNOLOGIES	22	2025 PROXY STATEMENT

2.	Mr. Almirante’s service as a member of our Board will end effective as of the 2025 Annual Meeting.
3.
Mr. Khan was appointed to our Board in connection with Blackstone’s purchase of our Series A Perpetual Preferred Stock under a Securities Purchase Agreement (the “SPA”), dated August 10, 2021, between the Company and BCP Helios Aggregator L.P., an investment vehicle of funds associate with Blackstone, Inc. The SPA stipulated that all compensation paid to the Blackstone nominee for service on our Board is to be paid in cash. As a result, Mr. Khan did not receive any stock awards in 2024, and he was instead awarded “phantom” RSUs with a grant date fair value of $170,000 and payable in cash based upon the Company’s stock price on the vesting date, which is on the first anniversary of the grant date. In accordance with the terms of the SPA, as of March 31, 2025, Blackstone no longer has registration rights, Board observer rights or the right to designate a nominee for election to our Board.

4.	Represents phantom RSUs with a grant date of May 23, 2023 and a grant date fair value of $170,000, which were payable in cash based upon the Company’s stock price on the vesting date of May 23, 2024.
Sustainability Matters
The Nominating and Corporate Governance Committee of the Board oversees our sustainability strategy, which aims to understand our stakeholder needs through regular engagement and to prioritize those sustainability topics that pose the greatest risks and opportunities to our business.
In 2024, we continued to advance our sustainability strategy and reporting with a focus on engaging with our teams in Europe and South America to better consolidate the management and collection of sustainability data. Through our sustainability working group and steering committee, we continued to implement enhanced systems for data collection to drive consistency, accuracy and completeness in our sustainability reporting across our growing global footprint.
With an increase in the number of emerging regulations and related customer demands, particularly in the European Union, we spent much of 2024 assessing the applicability of these regulations and preparing to meet our sustainability reporting obligations and provide transparency as a supplier to our customers. We are working to continually improve our procedures and controls for sustainability reporting to meet these regulations, including preparing for future assurance of certain sustainability data under final rule requirements.
Climate strategy in particular is an area where we and our partners are deeply committed to improving data availability and integrated planning. In 2024, we engaged with our customers and suppliers to better support our value chain partners in improving data availability and aligning strategies to drive decarbonization. We continue to assess the feasibility of setting formal net zero climate targets, and we will continue to share our findings and progress.
Finally, we continued to advance our year end 2025 sustainability goals in 2024 and monitored our performance across our strategic priorities. As we near our 2025 end date and completion of these goals, we will look to set new targets and drive a strategic process that aligns our business priorities with those of our stakeholders. Below is the current status of our primary goals, which we will detail further in our full year sustainability disclosures later this year.

TOPIC	PERFORMANCE METRIC	GOAL	STATUS
Solar Energy Deployment	Megawatts Solar Energy Sold (“MW”)	Sell an additional 90,000 MW of solar power by year-end 2025.	On Track
Climate Action	Direct (Scope 1+2) Greenhouse Gas Emissions Intensity (“MT CO2e/$MM Revenue”)	Reduce direct emissions intensity 30% from baseline year 2021 by year-end 2025.	Complete: Reduced emissions intensity below the 30% threshold beginning in 2022 and will continue to monitor and manage the intensity trend.
Energy Management	Percent Renewable Energy in Operations (%)	Source 50% of our direct energy consumption from renewable energy sources by year-end 2025.	On Track: Evaluating opportunities for renewable energy procurement in direct operations.
Employee Health & Safety	Total Recordable Incident Rate	Achieve TRIR of <1.5 by year-end 2025	On Track

To review the full extent our current sustainability efforts, including policies, metrics, and programs, please see the sustainability section of our website. We will update data for our 2024 performance in second half of 2025.

ARRAY TECHNOLOGIES	23	2025 PROXY STATEMENT

EXECUTIVE OFFICERS
Below is a list of the names, ages as of March 31, 2025 and positions, and a brief account of the business experience of the individuals who serve as our executive officers.

NAME	AGE	POSITION(S) HELD
Kevin Hostetler	56	Chief Executive Officer, Director
H. Keith Jennings	55	Chief Financial Officer
Neil Manning	54	President and Chief Operating Officer
Terrance Collins	56	Chief Human Resources Officer
Gina Gunning	58	Chief Legal Officer and Corporate Secretary
James Zhu	63	Chief Accounting Officer

EXECUTIVE OFFICER BIOGRAPHIES
Kevin Hostetler’s biography is included under “Management and Corporate Governance—Director Biographies” above.

H. Keith Jennings Chief Financial Officer

H. Keith Jennings joined the Company as our chief financial officer (“CFO”) in January 2025. Prior to his appointment as Chief Financial Officer of Array, Mr. Jennings served as Executive Vice President and Chief Financial Officer for Weatherford International,an energy services company, from September 2020 to July 2022 and Executive Vice President and Chief Financial Officer of Calumet Specialty Products Partners, L.P. from November 2019 to September 2020. Prior to that, Mr. Jennings was Vice President of Finance for Eastman Chemical Company from 2018 to 2019 and Vice President and Treasurer from 2016 to 2018. From 2009 to 2016 he served as Vice President and Treasurer of Cameron International Corporation. Mr. Jennings currently serves on the board of directors of Noble Corporation, having joined the board in November 2023, and he served on the board of directors of 5E Advanced Materials, Inc, a position he had held since October 2022 and from which he stepped down on December 31, 2024. Mr. Jennings holds a Bachelor of Commerce from the University of Toronto and earned his MBA from Columbia University.

ARRAY TECHNOLOGIES	24	2025 PROXY STATEMENT

Neil Manning President and Chief Operating Officer

Neil Manning was named our President and Chief Operating Officer in June 2024, after having joined the Company as Chief Operations Officer in January 2023. In addition to leading Array’s global integrated supply chain strategy including procurement, manufacturing operations, logistics, planning, quality and business systems, Mr. Manning also has responsibility for the operations of Array’s international operations and our geographic expansion priorities. Mr. Manning joined Array from Rotork plc where he served as Managing Director of Oil & Gas from November 2020 to January 2023 and Group Director of Rotork’s Site Services Business from November 2018 to November 2020. From March 2018 to November 2018, Mr. Manning was Senior Vice President at Velocitel, a wireless infrastructure services company where he led site development services. Prior to this, Neil led SiteSafe, a field services company, through a multi-year turnaround. Earlier in his career, Mr. Manning headed Business Development and Operations teams at Corning, an optical glass manufacturer, and Sprint Nextel, a telecommunications company. Mr. Manning holds a BS in Mechanical Engineering from Rensselaer Polytechnic Institute and an MBA from Virginia Tech.

Terrance Collins Chief Human Resources Officer

Terrance Collins joined the Company as Chief Human Resources Officer in August 2022. Mr. Collins oversees all aspects of human resources including recruitment and succession planning, learning and development, recognition and retention, and total rewards. He has more than 25 years of experience in human resources and cross-functional leadership positions in multiple industries including global manufacturing, wireless technology, engineered products, professional services, and wholesale distribution. Before joining Array, Terrance served from April 2018 to August 2022 as Executive Vice President of HR for Manitowoc Company, a global manufacturer of cranes and lifting equipment. He has also held leadership positions at FDH Velocitel, Zebra Technologies, IDEX Corporation and US Foods. He holds a BS in Business Administration from Towson University.

ARRAY TECHNOLOGIES	25	2025 PROXY STATEMENT

Gina Gunning Chief Legal Officer and Corporate Secretary

Gina Gunning joined the Company in January 2025 as CLO and Corporate Secretary. Ms. Gunning has more than 25 years of law firm and in-house corporate legal experience across multiple industries. Prior to joining Array, Ms. Gunning had served as Chief Legal Officer and Corporate Secretary of GrafTech international Ltd., a leading manufacturer of high-quality graphite electrode products, since 2018. Prior to joining GrafTech, she was an Associate General Counsel at FirstEnergy Corp., a distributor and generator of electricity, from 2012 to 2018, where she was responsible for legal matters involving SEC reporting, business development, and capital markets, as well as corporate and executive compensation topics. She also served as a partner at Jones Day. Ms. Gunning holds a JD from Notre Dame Law School and a BA in English from the University of Notre Dame.

James Zhu Chief Accounting Officer

James Zhu was named our Chief Accounting Officer in March 2024 after having joined the Company as Senior Vice President of Finance and Accounting in December 2023. Prior to joining Array, Mr. Zhu served as the Chief Financial Officer of Nutcracker Therapeutics, Inc. from June 2020 to August 2023 and Chief Financial Officer of VoloAgri Group, Inc., a developer of mRNA therapeutics, from July 2012 to January 2020. Mr. Zhu also served as Chief Accounting Officer of First Solar, Inc. from 2009 to 2012, having joined First Solar as Vice President, Corporate Controller in 2007, and before which time he held the Corporate Controller role at Salesforce, Inc. Mr. Zhu worked at Chiron Corporation prior to joining Salesforce, Inc. and started his career in KPMG’s Assurances Practice. Mr. Zhu holds a BA in Political Economics from Guangxi University and an MBA from Golden Gate University.

ARRAY TECHNOLOGIES	26	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In this Compensation Discussion and Analysis, “Named Executive Officers” or “NEOs” refers to the following executive officers:

NAMED EXECUTIVE OFFICER	TITLE
Kevin Hostetler	Chief Executive Officer
Kurt Wood(1)	Former Chief Financial Officer
Neil Manning(2)	President & Chief Operating Officer
Terrance Collins	Chief Human Resources Officer
James Zhu(3)	Chief Accounting Officer

1.
Mr. Wood stepped down from his role as CFO on June 30, 2024 and terminated employment with the Company on September 30, 2024. Mr. Hostetler assumed the role of interim CFO from July 1, 2024 through January 5, 2025. On December 3, 2024 the Company announced that Mr. H. Keith Jennings would assume the role of CFO, effective January 6, 2025.

2.	Mr. Manning was appointed as our President and Chief Operating Officer on June 1, 2024. Prior to his promotion, Mr. Manning served as our Chief Operations Officer.
3.	Mr. Zhu was appointed as our Chief Accounting Officer on March 19, 2024. Prior to his promotion, Mr. Zhu served as our Senior Vice President of Finance and Accounting.
EXECUTIVE OFFICER TRANSITIONS
On March 19, 2024, Mr. Zhu was promoted to the position of Chief Accounting Officer.
On June 1, 2024, Mr. Manning was promoted to the position of President and Chief Operating Officer.
On June 4, 2024, the Company and Mr. Wood mutually determined that Mr. Wood would step down from his position as CFO, effective June 30, 2024. On June 6, 2024, we entered into a transition and separation agreement with Mr. Wood (the “Transition Agreement”), pursuant to which he continued to act in an advisory role and receive his base salary through September 30, 2024, at which time his employment with the Company terminated. Additionally, subject to Mr. Wood’s execution and non-revocation of a general release of claims in favor of the Company and Mr. Wood’s compliance with his existing restrictive covenants, Mr. Wood has received or will receive the following, consistent with the benefits provided under our Executive Severance and Change in Control Plan (the “Executive Severance Plan”) and/or as provided under the Transition Agreement: (i) an amount equal to 100% of his annual base salary, payable over a period of 12 months following the date of his termination of employment, (ii) an amount equal to Mr. Wood’s target annual cash bonus for 2024, pro-rated for his partial year of service, and (iii) subject to his timely election of COBRA coverage, payment of the Company’s portion of monthly COBRA premiums for 12 months (or, if earlier, until he becomes eligible for coverage under a subsequent employer’s health plan).
In addition, (i) the unvested portion of any outstanding time-based RSUs held by Mr. Wood on his separation date (after giving effect to any accelerated vesting provided under the terms of the award agreements evidencing such awards) continues to vest as if Mr. Wood had remained employed through each subsequent vesting date, and (ii) any outstanding performance-based restricted stock units (“PSUs”) for which the performance period had not been completed as of Mr. Wood’s separation date remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which Mr. Wood was employed by the Company, but determined as if Mr. Wood had remained employed through September 30, 2025. The Transition Agreement also provided for reimbursement of attorneys’ fees incurred by Mr. Wood in the negotiation of such agreement, up to $10,000.
Mr. Hostetler assumed the role of interim CFO from July 1, 2024 through January 5, 2025. Effective January 6, 2025, Mr. Jennings was appointed to the role of CFO. In connection with his appointment, we entered into an employment agreement with Mr. Jennings setting forth certain terms of his employment with the Company.

ARRAY TECHNOLOGIES	27	2025 PROXY STATEMENT

FISCAL 2024 CONSIDERATIONS
In mid-year 2024, the Human Capital Committee reviewed management projections for the second half of 2024 against the previously determined goals under the 2024 Leadership Incentive Plan (the “2024 LIP”), our annual cash incentive bonus program. The Human Capital Committee concluded that, despite results for the first half of 2024 that were in line with management expectations, the full-year financial outcome was expected to result in a payout under the 2024 LIP of 35% of the target amount. This forecasted outcome at the time of the Human Capital Committee’s mid-year review was driven by continued macroeconomic pressures and uncertainties facing our business, including the interest rate environment, uncertainty regarding the Inflation Reduction Act, local permitting backlogs, and other factors further described in our Annual Report under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors Affecting Results of Operations.”
As a result, the Human Capital Committee determined that the 2024 LIP, as originally developed, would not effectively serve its goal of incentivizing the performance and retention of our Named Executive Officers and other key employees. The ongoing successful execution of our business strategy is critical to Array’s overall success and depends upon our executive officers, including the NEOs, delivering strong performance.
The Human Capital Committee was also mindful that over the past several years, the Company’s performance had not met the performance thresholds needed for the vesting of the PSUs granted to our NEOs under our 2020 Long-Term Incentive Plan (the “LTIP”). As a result, no PSUs granted to any of our executive officers have vested since the inception of the LTIP. In order to incentivize focus, engagement and execution of our goals through the second half of 2024, the Human Capital Committee determined to make the following modifications to the 2024 LIP:
•
Adopted a second set of goals consisting of cash, gross margin percentage, and number of sales to “low share of wallet” customers (“LSOW”), with a performance period beginning on July 1, 2024 and ending on December 31, 2024 (the “Six-Month LIP”), with any results under this performance period averaged against any payout determined under the original 2024 LIP performance metrics; and

•	Reduced the 200% overall cap on any cumulative payouts under the 2024 LIP and Six-Month LIP financial goals to a cap of 95% of target on a full-year basis.
The Human Capital Committee believed that the recalibrated financial goals for Six-Month LIP would focus the executive officers on challenging but achievable performance metrics, given the macroeconomic pressures facing our business, and continue to encourage dedicated corporate and individual performance throughout the remainder of 2024.
Additionally, to further encourage retention and align our executives’ interests with those of our stockholders, in September 2024, the Human Capital Committee authorized a one-time supplemental grant of RSUs (the “Supplemental RSU Grant”) for each of our executive officers, including our currently employed NEOs, which will vest as to 66 2/3% of the RSUs on the second anniversary of the grant date and as to 33 1/3% of the RSUs on the third anniversary of the grant date, generally subject to the executive’s continued employment through the applicable vesting date.
The Human Capital Committee did not make any intra-period adjustments to the performance metrics under our outstanding PSUs.

ARRAY TECHNOLOGIES	28	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION BEST PRACTICES AND POLICIES
Our executive compensation program reflects our commitment to compensation governance and alignment of pay with Company performance, while allowing us to attract and retain highly qualified executives. Our program is designed to motivate our executives to achieve important business objectives and to reward them for creating long-term value for our stockholders.
Our executive compensation program includes features that we believe effectively align the interests of our executives with those of our stockholders and does not include features that we believe may result in misalignment. Important features of our executive compensation program are provided in the following table:

WHAT WE DO
We do conduct an annual review of our compensation strategy, including a risk assessment of our executive compensation practices
We do maintain a compensation philosophy that generally targets total direct compensation for our NEOs within a competitive market range of the 50th percentile

We do maintain a clawback policy that requires recoupment of excess incentive compensation paid to current or former executive officers if amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement

We do base short-term and long-term incentive awards primarily on quantitative metrics, including a mix of absolute and relative metrics
We do maintain compensation plans designed to align our executive compensation program with long-term stockholder interests, including maintaining robust stock ownership guidelines for our NEOs
We do retain an independent compensation consultant that does not perform any services for management (retained by and reporting to our Human Capital Committee)

WHAT WE DON'T DO
We don’t allow our executives to hedge, sell short or hold derivative instruments tied to our shares (other than compensatory options issued by us)
We don’t allow our executive officers to pledge Company shares
We don’t provide for tax gross-ups in our current change in control agreements
We don’t provide for liberal share counting in our 2020 LTIP
We don’t allow repricing of underwater stock options without stockholder approval

THE ROLE OF OUR HUMAN CAPITAL COMMITTEE
Our executive compensation program is administered by our Human Capital Committee. All members of our Human Capital Committee are independent as required by Nasdaq and are “non-employee directors” as defined by Rule 16b-3 under the Exchange Act. Our Human Capital Committee currently consists of four members: Orlando D. Ashford (chair), Tracy Jokinen, Bilal Khan, and Gerrard Schmid. Our Human Capital Committee’s responsibilities include, among other things, the following:
•
reviewing and approving the Company’s goals and objectives relevant to our CEO’s compensation, evaluating our CEO’s performance in light of those goals and objectives, and approving the CEO’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all executive officers, including our NEOs;
•	reviewing and making recommendations to the Board regarding the adoption, amendment or termination of incentive compensation and equity-based plans;
•
administering the Company’s incentive compensation and equity-based plans, including determining service providers to whom awards will be granted, the amount of the award or equity to be granted, and the terms and conditions applicable to each award or grant;

•
monitoring the effectiveness of the Company’s non-equity-based benefit plan offerings and approving, amending, ratifying or interpreting the terms of, or terminating, such non-equity-based benefit plans;

•	reviewing, approving and administering any clawback policy or similar provisions allowing for the recovery of compensation paid to certain employees;
•	approving the composition of the Company’s peer group used for market comparison for executive compensation;
•	reviewing and discussing with management the Company’s compensation policies and practices to produce our Human Capital Committee report included in this proxy statement;

ARRAY TECHNOLOGIES	29	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
•
reviewing and making recommendations to the Board regarding employment agreements and any severance arrangements or plans for the CEO or other executive officers, including the ability to adopt, amend, and terminate such agreements, arrangements or plans;

•	determining stock ownership guidelines for the CEO and other executive officers and monitoring compliance with such guidelines;
•
assisting the Board in its oversight of human capital management, including corporate culture, recruiting, retention, attrition, talent management, career development and progression, succession, and employee relations;

•	reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking;
•
reviewing and recommending to the Board for approval the frequency with which the Company will conduct an advisory stockholder vote on executive compensation required by Section 14A of the Exchange Act;

•	reviewing annually all director compensation and benefits for service on the Board and committees of the Board and recommending any changes to the Board as necessary; and
•
performing such general oversight and investigation functions related to Company compensation inherent to the responsibilities designated in our Human Capital Committee’s charter or set forth in resolutions of our Board.

THE ROLE OF MANAGEMENT
Although the Human Capital Committee has the responsibility to approve compensation for our NEOs, management also plays a role in the executive compensation process. Specifically, our CEO is involved in the design and implementation of our executive compensation program as it applies to his direct reports. The CEO is typically present at Human Capital Committee meetings, except that he is not present when the Human Capital Committee deliberates or votes on his compensation arrangements in executive session. Our CEO reviews the individual performance of each executive officer annually and makes recommendations to the Human Capital Committee regarding the compensation arrangements of the executive officers (other than himself).
THE ROLE OF THE COMPENSATION CONSULTANT
The Human Capital Committee has the authority, in its sole discretion, to retain and terminate compensation consultants, outside legal counsel and other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. The Human Capital Committee retained Pay Governance to serve as its independent compensation consultant for 2024. Pay Governance was engaged to provide analysis and recommendations to the Human Capital Committee regarding: (i) trends and emerging topics with respect to executive compensation; (ii) peer group selection for executive compensation benchmarking; (iii) compensation practices of our peer group; (iv) compensation offers and programs for our executive officers (including our CEO), non-employee director programs, and equity-based compensation programs for our employees; and (v) stock utilization and related metrics. The Human Capital Committee has the sole authority to modify or approve Pay Governance’s compensation, determine the nature and scope of its services, evaluate its performance, terminate its engagement, and hire a replacement or additional consultant at any time. No other consulting firm made recommendations to the Human Capital Committee or to management on the peer group composition or on the form, amount or design of executive compensation in 2024.
Pay Governance consultants regularly attend meetings of the Human Capital Committee, including executive sessions in which executive compensation related matters are discussed without the presence of management. In 2024, Pay Governance attended all regularly scheduled and special meetings of the Human Capital Committee. Pay Governance reports to the Human Capital Committee and not to company management, although Pay Governance meets with management for purposes of gathering information for its analyses and recommendations. The Human Capital Committee conducted its annual review of its compensation consultant’s independence in May of 2024 and concluded that Pay Governance is independent and that Pay Governance’s work for the Human Capital Committee does not raise any conflicts of interest.

ARRAY TECHNOLOGIES	30	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our executive compensation program, and our total rewards philosophy, continues to be focused on aligning the interests and behaviors of our NEOs with the interests of our stockholders. The program is constructed with the flexibility to be competitive and to motivate our executive team members, while being subject to the centralized design, approval, and control of our Human Capital Committee and containing the following elements:

Periodically, our Human Capital Committee reviews the objectives and components of our executive compensation program to ensure they are appropriate and achieve their intended purpose, while allowing us to keep compensation costs manageable. To establish compensation parameters for our NEOs, our Human Capital Committee evaluates the information provided by our compensation consultant relative to a compensation peer group (discussed below), including each element of compensation separately and the target total direct compensation (the combined value of annual base salary, target annual incentives and long-term incentive grants (at target, with respect to performance-based awards)) for each executive officer.
It is our belief that while the 50th percentile of the market generally represents a desirable benchmark for each of the components of our compensation program at target, with respect to annual incentives and long-term incentives, actual compensation may exceed the 50th percentile of the market in the event of strong Company or individual performance. Due to the performance-based structure of the target compensation opportunity provided to our NEOs, the actual value of compensation delivered to our executives may be higher or lower than target based on Company and individual performance. Our Human Capital Committee determined that our process for determining executive compensation is aligned with stockholder interests, with the majority of executive pay being at-risk and contingent on Company or stock price performance.
CONSIDERATIONS
In making compensation determinations relative to our executive officers, our Human Capital Committee takes into account the following important considerations:
Company Results
We believe that the compensation provided to our NEOs should be closely related to the Company’s overall results as measured against goals approved by our Board each year. Our Human Capital Committee evaluates each individual NEO’s overall contribution to the Company’s ongoing and long-term performance and approves performance targets, which include financial and operational measures. The Human Capital Committee also establishes incentive compensation targets for each individual NEO, expressed as a percentage of annual base salary.

ARRAY TECHNOLOGIES	31	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Competitive Benchmarking
Our Human Capital Committee considers competitive industry data in making executive pay determinations and utilizes an executive compensation benchmarking peer group of companies (“compensation peer group”) comprised of companies our Human Capital Committee considers to be appropriate for benchmarking compensation based on comparability in company size (determined by reference to market capitalization, revenue, and other selected metrics), growth trajectory and industry fit. For the year ended December 31, 2024, the compensation peer group included 17 companies:
•	Enphase Energy, Inc.;
•	ESCO Technologies Inc.;
•	First Solar, Inc.;
•	Fluence Energy, Inc.;
•	Franklin Electric Co., Inc.;
•	FTC Solar, Inc.;
•	Generac Holdings Inc.;
•	Gibraltar Industries, Inc.;
•	Lindsay Corporation;
•	Littelfuse, Inc.;
•	Nextracker, Inc.;
•	Power Integrations, Inc.;
•	Shoals Technologies Group, Inc.;
•	SolarEdge Technologies, Inc.;
•	SunPower Corporation;
•	Sunrun Inc.; and
•	The Timken Company.
For 2025, the compensation peer group was reviewed and evaluated by the Human Capital Committee with the input of Pay Governance. Based on an analysis by Pay Governance, the Human Capital Committee decided to remove First Solar, Inc., Generac Holdings Inc., and SunPower Corporation from the compensation peer group for 2025 and add American Superconductor Corporation, Helios Technologies, Inc., and Rogers Corporation.
The Human Capital Committee will review and refine the compensation peer group periodically to reflect Array’s size, growth, evolving business model and other relevant factors.
COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
To achieve the objectives of our executive compensation program, we have developed a balanced compensation package generally consisting of base salary, annual incentive bonus and long-term incentive stock awards. The Human Capital Committee reviews the structure and amount of these elements in the first quarter of each year in light of Company and individual performance, recommendations from management and other relevant information, including prior compensation history and outstanding long-term compensation arrangements. From time to time, our Human Capital Committee may vary the composition and structure of the compensation program, the allocation among components and the criteria associated with each component, as it did in 2024, as described below. The utilization of both cash and equity components in our executive compensation program is intended to balance the reward associated with short-term performance with the potential for achieving longer term results, as well as to support effective retention. Our Human Capital Committee reviews the components of our compensation program together to determine the appropriate mix of compensation, including the level of fixed versus variable compensation and the percentage of compensation that is performance-based. Our Human Capital Committee utilized information provided by Pay Governance in analyzing each component and the mix of these components as compared to our compensation peer group. Each one of these elements of compensation serves a particular purpose, as discussed below.

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COMPENSATION DISCUSSION AND ANALYSIS
For 2024, our executive compensation program consisted of three components:
•	base salaries;
•	annual incentive bonuses; and
•	long-term stock-based incentive compensation, including supplemental grants of stock-based incentive compensation.
Each of our NEOs is also provided with severance protections, including “double trigger” severance in connection with a change in control of the Company.
For 2024, the target pay mix for our CEO and for all other NEOs was predominantly comprised of at-risk compensation, as the overwhelming majority of target pay was in the form of the annual bonus opportunity and long-term stock-based incentive compensation.

(1)	Includes the Supplemental RSU Grant discussed below under the section entitled “Long-Term Stock Incentive Awards--RSUs.”
BASE SALARIES
Base salaries compensate our NEOs for services rendered and are set in proportion to the job responsibilities of each individual. An NEO’s base salary is initially determined upon hire or promotion based on the NEO’s responsibilities, prior experience and the base salaries of similarly situated executives at companies in our compensation peer group. The salaries of our NEOs are generally reviewed following the end of each fiscal year and are eligible for adjustment in recognition of individual performance and to reflect our desired position in the competitive market. We seek to compensate for market movement of salaries in our compensation peer group, utilizing data provided by Pay Governance, and general industry compensation surveys and reviewing competitive trends.
The following are the base salaries for our NEOs as of December 31, 2024 (or, for Mr. Wood, as of his separation from employment).

NAME	2024 BASE SALARY ($)
Kevin Hostetler	850,000
Kurt Wood	475,000
Neil Manning	450,000
Terrance Collins	422,300
James Zhu	340,000

In early 2024, our Human Capital Committee conducted its annual review of our executive team’s compensation, including evaluating their performance and reviewing external compensation benchmarking information provided by Pay Governance. Based on such review, our Human Capital Committee approved a base salary increase for Mr. Manning from $375,000 to $397,500 and a base salary increase for Mr. Collins from $410,000 to $422,300, in each case, effective as of April 28, 2024. In connection with his promotion to President & Chief Operating Officer, Mr. Manning’s base salary was further increased to $450,000, effective as of May 26, 2024. None of our other NEOs received a salary increase in 2024.

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COMPENSATION DISCUSSION AND ANALYSIS
Changes for 2025. In early 2025, our Human Capital Committee again conducted its annual review of our executive team’s compensation, including evaluating their performance and reviewing external compensation benchmarking information provided by Pay Governance. Based on its review, our Human Capital Committee approved the following base salaries for 2025 for our currently employed NEOs:

NAME	2025 BASE SALARY ($)	% CHANGE
Kevin Hostetler	875,000	2.9
Neil Manning	465,000	3.3
Terrance Collins	435,300	3.0
James Zhu	360,000	5.9

ANNUAL INCENTIVE BONUSES
We maintain a leadership incentive plan (the “LIP”) under which our NEOs are eligible to receive an annual cash incentive bonus based on financial and operational achievements during the applicable fiscal year that are intended to support the Company’s approved goals and metrics, encouraging further contributions by the executive to stockholder value. During 2024, as discussed above under “Fiscal 2024 Considerations,” we also introduced the Six-Month LIP in order to motivate our NEOs to continue to achieve important near-term performance goals despite the challenging operating environment. The original 2024 LIP and the Six-Month LIP are described below.
The graphic below illustrates how the bonus was calculated in the 2024 LIP design, including the weighting of the corporate metrics.
2024 Plan Design

(1) See the section entitled “—Goals and Metrics” below for additional information on how we define Adjusted EBITDA, and see Appendix A for reconciliation of net income to Adjusted EBITDA.
For 2024, annual incentive bonus payouts under the 2024 LIP could range from 50% of target (at threshold performance) to 100% of target (at target performance) to 200% of target (at stretch performance). Performance below threshold performance would result in a payout of 0%. In all cases, payouts were initially subject to a maximum of 200% of target. In connection with the approval of the Six-Month LIP, the Human Capital Committee determined that payouts under the 2024 LIP and the Six-Month LIP would be subject to a collective cap of 95% of the applicable participant’s original target award under the 2024 LIP.
The 2024 target annual incentive opportunities were determined by our Human Capital Committee as a percentage of annual base salary in the range of competitive target bonus amounts for comparable positions at companies in our compensation peer group. Target annual incentive opportunities are subject to review based on market data as well as to pro-rata adjustment due to promotions occurring during the fiscal year or other relevant changes in job responsibilities. The following were the target annual incentive opportunities represented as a percentage of annual base salaries for each of the NEOs for 2024:

NAME	% OF BASE SALARY
Kevin Hostetler	125%
Kurt Wood(1)	75%
Neil Manning	70%
Terrance Collins	60%
James Zhu	50%

(1)
Pursuant to the terms of the Transition Agreement, in connection with his termination of employment, Mr. Wood received an amount equal to his target annual cash bonus for 2024, pro-rated for his partial year of service.

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COMPENSATION DISCUSSION AND ANALYSIS
In connection with his promotion to President and Chief Operating Officer, Mr. Manning’s target annual bonus opportunity was increased from 60% to 70%, effective as of May 26, 2024 and blended for 2024 based on the portions of the year that Mr. Manning’s applicable target bonus and base salary were in effect.
Our Human Capital Committee structured the annual incentive bonus to be formulaic and directly linked to the achievement of Company-wide goals and metrics approved by our Board. The final determinations of the amount of annual incentive bonus earned are based upon the extent to which results for the fiscal year met, failed to meet, or exceeded our established goals and metrics.
Goals and Metrics
In determining the goals and metrics for our 2024 LIP in early 2024, the Human Capital Committee based the metrics on the Company’s budget as approved by our Board. Each performance metric was also assigned a weighting factor to reflect the Company’s goals and priorities as interpreted by our Human Capital Committee. In consultation with Pay Governance, our Human Capital Committee established for each metric, threshold, target and stretch level of objectives and related levels of payment opportunities. These levels of achievement represent the minimum, target and maximum payout opportunities for each metric. In the event the threshold performance level is not met for a metric, none of the bonus is earned for that metric. Similarly, achieving above the stretch performance level earns the maximum percentage for a metric. In the event that a metric was achieved at a level between threshold and target or target and maximum, our Human Capital Committee makes a linear interpolation to determine the bonus earned for that metric.

METRIC	WEIGHT (%)	THRESHOLD	TARGET	STRETCH
Adjusted EBITDA ($)	60	249M	311M	373M
Cash Conversion Cycle (days)	30	104	83	69
Company MBOs
TRIR (bps)	3.34	2.73	2.05	1.64
On-Time Delivery (avg % per qtr)	3.33	86	92	96
Strategic Cost Objectives ($)	3.33	4.0M	6.0M	8.0M

Adjusted EBITDA. Earnings Before Interest, Taxes, Depreciation and Amortization, or EBITDA, is a core measure of our profitability that considers both top line revenue performance and cost management and represents a key performance metric that our stockholders utilize to measure our performance. We define Adjusted EBITDA as net income (loss) plus (i) other expense, net, (ii) foreign currency (gain) loss, net, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) amortization of developed technology, (ix) equity-based compensation, (x) change in fair value of contingent consideration, (xi) impairment of long-lived assets, (xii) goodwill impairment, (xiii) certain legal expenses, and (xiv) other costs. See Appendix A for reconciliation of net income to Adjusted EBITDA.
Cash Conversion Cycle. Cash Conversion Cycle, or CCC, measures the efficiency of our capital allocation and represents the number of days it takes for us to convert sales into cash flow, and it also represents a key performance metric that our stockholders regularly analyze to assess our performance.
Company MBOs. For the 2024 LIP plan design, the Human Capital Committee continued to utilize company MBOs to focus its executive officers on the Company’s strategic objectives for 2024. Three metrics were chosen to track these strategic objectives: (i) total reportable incident rate (“TRIR”), (ii) on-time delivery rate; and (iii) strategic cost objectives.
At the time it established the above performance goals, the Human Capital Committee further determined that it would retain discretion to reduce the final payout of any award under the 2024 LIP by up to 20%, depending upon the Company’s progress in remediating its remaining material weaknesses in its internal controls over financial reporting.
Six-Month LIP
As discussed above, in light of the challenging operating environment in 2024 and in order to provide additional incentives for our key employees, including our NEOs, to achieve key business goals for the fiscal year, in September 2024, the Human Capital Committee approved the Six-Month LIP covering the second half of 2024. This plan was applicable to our currently employed NEOs and other participants in the 2024 LIP. Under the Six-Month LIP, participants were eligible to receive a cash incentive bonus based on cash, gross margin, and sales targets measured from July 1, 2024 through December 31, 2024. Payouts under the Six-Month LIP and the 2024 LIP were based on the average of the payout percentages (expressed as a percentage of target) indicated by the respective results under the Six-Month LIP and the 2024 LIP and collectively capped at 95% of the applicable participants’ original target 2024 LIP award.
Cash. Cash, for purposes of the Six-Month LIP, measures the amount of cash and cash equivalents on our Consolidated Balance Sheet as of December 31, 2024, included in our Annual Report on Form 10-K.

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COMPENSATION DISCUSSION AND ANALYSIS
Gross Margin. Gross Margin, for purposes of the Six-Month LIP, refers to the percentage of our total revenue for the six months ended December 31, 2024 that remains after subtracting our cost of revenue for the same period.
Sales to Low Share of Wallet Customers or “LSOW.” LSOW refers to the number of orders made by specific customers during the twelve months ended December 31, 2024, who have been underrepresented compared to Array’s historical win rate.
Evaluation of Performance Results
On February 24, 2025, our Human Capital Committee completed the evaluation of the Company’s results and the weighting of metrics discussed above to ensure that the incentive bonus determination based on corporate performance goal achievement was appropriate and commensurate with actual performance for each metric. The corporate performance portion of the incentive bonus determinations for 2024 for NEOs based on corporate performance goal achievement was as follows:

2024 LIP METRIC	WEIGHT (%)	METRIC PERFORMANCE SCALE			ACTUAL RESULTS	PAYOUT (AS A % OF TARGET)
		THRESHOLD	TARGET	STRETCH
Adjusted EBITDA ($)	60	249M	311M	373M	137M	0
Cash Conversion Cycle (days)	30	99	83	66	66	200
Company MBO	10					185
TRIR (bps)	3.34	2.73	2.05	1.64	1.37
On-Time Delivery (avg % per qtr)	3.33	86	92	96	94
Strategic cost objectives ($m)	3.33	4.0M	6.0M	8.0M	9.0
Total	100					78

SIX-MONTH LIP METRIC
Cash ($)	60	275M	300M	325M	364M	200
Gross Margin (%)	25	31	32	33	32.2	117
Sales to Low Share of Wallet Customers (#)	15	4	4.5	6	6.9	200
Total	100					179

Final 2024 Bonus Determination
In early 2025, the Human Capital Committee reviewed the Company’s financial performance against the pre-determined metrics and goals for the full year 2024 and the recalibrated metrics and goals for the second half of 2024. The Human Capital Committee concluded that the Company’s full-year performance resulted in the 2024 LIP goals being achieved at 78% of target and the Company’s six-month performance resulted in the Six-Month LIP goals being achieved at 179% of target. As a result of taking the average of the 78% payout indicated under the original 2024 LIP and the 179% payout indicated under the Six-Month LIP, the total overall annual incentive payout for 2024 was determined to be at 129% of target. We paid each of our currently employed NEOs an annual incentive payment equal to 95% of their target bonus as a result of the reduced aggregate payout cap adopted by the Human Capital Committee in September 2024.
Under the terms of his Transition Agreement, Mr. Wood is entitled to an amount equal to his target annual cash bonus for 2024, pro-rated for his partial year of service.
LONG-TERM STOCK INCENTIVE AWARDS
Our Human Capital Committee considers stock ownership by management through stock-based compensation arrangements beneficial in aligning the interests of management with those of our stockholders. Under the provisions of the LTIP, our Human Capital Committee has the ability to grant stock and stock-based awards, including RSUs and PSUs, to our employees, including our NEOs, non-employee directors and consultants.
Our Human Capital Committee grants annual long-term incentive awards to our executive officers, including our NEOs, in line with competitive market norms based upon each officer’s performance in a fiscal year. These awards are primarily designed to tie a substantial portion of each executive officer’s compensation to the longer-term future performance of the Company and to support the compensation philosophy adopted by our Human Capital Committee. The annual grant determinations are made by our Human Capital Committee using, as a reference, the relevant competitive market information and recommendations provided to our Human Capital Committee by Pay Governance, in order to provide an appropriate level of target total direct compensation compared to compensation of executive officers in our compensation peer group.

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COMPENSATION DISCUSSION AND ANALYSIS
Our Human Capital Committee sets the individual annual grant values to reflect (a) the level of responsibility and individual contribution of each executive officer and their potential impact on the long-term success of the business, (b) a desire to maintain or set, as applicable, a market-competitive compensation package for each officer, and (c) talent retention considerations, as appropriate.
To determine annual long-term incentive awards granted in a year, our Human Capital Committee first approves a target aggregate grant date fair value to be awarded to each NEO. The target aggregate grant date fair value is then allocated among the types of awards granted for such year.
In September 2024, to encourage long-term retention, the Human Capital Committee also approved the Supplemental RSU Grant to our executive officers, including our currently employed NEOs, as described above under “Fiscal 2024 Considerations.”
2024 Long-Term Incentive Award Grants
The Human Capital Committee approved long-term incentive awards for 2024 to our NEOs as follows:

NAME	AGGREGATE GRANT DATE FAIR VALUE ($)	GRANT DATE FAIR VALUE OF ANNUAL RSU GRANTS ($)(1)	GRANT DATE FAIR VALUE OF SUPPLEMENTAL RSU GRANTS ($)(1)	GRANT DATE FAIR VALUE OF PSUs (AT TARGET) ($)(2)
Kevin Hostetler	6,988,247	2,050,000	2,049,996	2,888,251
Kurt Wood	1,542,508	749,988		792,520
Neil Manning	1,097,653	299,991	374,999	422,663
Terrance Collins	1,073,789	314,996	314,998	443,795
James Zhu	937,753	474,995	225,000	237,758

1.
For 2024, the number of RSUs awarded was determined by dividing the target aggregate grant date fair value of the award by our closing stock price on the date of grant. For Mr. Zhu, the amount reported in the column titled “Grant Date Fair Value of Annual RSU Grants” includes a one-time grant of RSUs with a grant date fair value of $249,996 in connection with his promotion to Chief Accounting Officer.

2.
For 2024, the number of PSUs (at target level of performance) awarded was determined by dividing the target aggregate grant date fair value of the award by our closing stock price on the date of grant. The actual grant date fair value of the PSUs is calculated using a Monte-Carlo model and is based on the probable outcome of the associated performance conditions.

RSUs
The annual RSUs granted to our NEOs in 2024 vest in one-third increments on each of the first three anniversaries of the date of grant, generally subject to the NEO’s continued employment through the applicable vesting date.
On March 19, 2024, Mr. Zhu was granted a one-time RSU grant, with a target grant date fair value of $250,000 in connection with his appointment as our Chief Accounting Officer. The grant vests in its entirety on the third anniversary of the grant date, generally subject to Mr. Zhu’s continued employment with the Company through the vesting date.
On September 24, 2024, the Human Capital Committee also approved the Supplemental RSU Grant to each of our currently employed NEOs with the purpose of encouraging long-term retention. To encourage retention, the RSUs granted under this supplemental award do not vest until the second anniversary of the date of grant (as to 66 2/3% of the RSUs) and vest as to the remaining RSUs on third anniversary of the grant date, generally subject to the NEO’s continued employment through the applicable vesting date.
Pursuant to the terms of the Executive Severance Plan, upon a qualifying termination not in connection with change in control (as defined in the Executive Severance Plan), all unvested RSUs granted in 2024 will continue to vest in accordance with their terms as if the NEO had continued to remain employed by the Company on each applicable subsequent vesting date and, upon a qualifying termination upon or within 24 months following a change in control or upon the NEO’s termination of employment due to death or disability, all unvested RSUs granted in 2024 will become immediately vested as of the separation date.

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COMPENSATION DISCUSSION AND ANALYSIS
PSUs
In February 2025, our Human Capital Committee completed the evaluation of the results of the 2022-2024 performance period and determined that none of the performance levels were achieved for any of the established performance metrics. As a result, none of the PSUs granted to our NEOs in 2022 vested. The performance metrics and goal achievement for the 2022-2024 performance period were as follows:

	METRIC PERFORMANCE SCALE			PERFORMANCE LEVEL ACHIEVED	PAYOUT (AS A % OF TARGET)
METRIC	THRESHOLD	TARGET	STRETCH
3-Year Average Revenue Growth (%)	17.6	22.6	25.6	None	0
3-Year Cumulative Adjusted EPS ($)	2.77	3.26	3.75	None	0
RTSR Modifier				N/A
Total					0

The PSUs granted to our NEOs in 2024 vest on the third anniversary of the date of grant, subject to the achievement of corporate financial results and relative market performance over the 2024-2026 performance period, and generally subject to the NEO’s continued employment through the vesting date. Specifically, performance objectives for the PSUs granted in 2024 are 50% based on the average of the revenue growth recorded by the Company in each of the three fiscal years in the performance period and 50% based on the average of the cumulative adjusted earnings per share (“EPS”) growth recorded in each of the three fiscal years in the performance period:
The graphic below illustrates how the number of PSUs earned will be calculated.

(1)
Adjusted earnings per share represents Adjusted net income divided by the weighted average number of common shares outstanding. We define Adjusted net income as net income (loss) to common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology, (iii) amortization of debt discount and issuance costs (iv) preferred accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) impairment of long-lived assets, (viii) goodwill impairment, (ix) certain legal expenses, (x) other costs, and (xi) income tax (benefit) expense adjustments. See Appendix A for reconciliation of Net income to Adjusted net income.

At the end of each one-year measurement period during the 2024-2026 performance period, the Human Capital Committee will calculate the degree to which the above performance metrics were achieved and the payout that such achievement would imply as a percentage of target. At the end of the 2026 measurement period, the Human Capital Committee will average the payout percentages for each of the three one-year measurement periods to determine a cumulative payout as a percentage of target for the 2024-2026 performance period (the “Cumulative Performance Payout Percentage”). The Human Capital Committee will then evaluate our total shareholder return (“TSR”) performance relative to a defined group of three peer companies in the utility scale solar space over the 2024-2026 performance period (“RTSR Modifier”). If our TSR is the highest of the four companies (including Array) in the group, the RTSR Modifier will be 115%, and if our TSR ranks last in the group, the RTSR Modifier will be 85%. The RTSR Modifier for TSR performance that ranks Array in either second or third place among the peer group will be 100%. The applicable RTSR Modifier will be multiplied by the Cumulative Performance Payout Percentage to determine the final payout for the 2024-2026 performance period as a percentage of target. In all cases, overall PSU payouts are capped at 200% of target.
Pursuant to the terms of the Executive Severance Plan and/or the applicable award agreement, upon a qualifying termination that does not occur within 24 months after a change in control (as defined in the Executive Severance Plan), all unvested PSUs that are outstanding for which the performance period has not been completed will remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which the executive was employed by us. If, prior to the end of the performance period, the NEO’s employment is terminated due to death or disability, the PSUs will vest as of the date of such termination at target performance, pro-rated to reflect the portion of the performance period during which the

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COMPENSATION DISCUSSION AND ANALYSIS
executive was employed by us. If, after the end of the performance period but before the applicable vesting date, the NEO’s employment is terminated due to death or disability, the PSUs will vest based on actual performance. Pursuant to the terms of the applicable award agreement, upon the occurrence of a change in control, PSUs will be earned based on actual performance through the date of the change in control, with the earned PSUs continuing to vest based on the executive’s continued service. Pursuant to the terms of the Executive Severance Plan and/or the applicable award agreement, upon the executive’s qualifying termination that occurs upon or within 24 months following a change in control, or the executive’s termination by reason of death or disability following a change in control, all earned PSUs will immediately become fully vested upon the date of termination.
SEVERANCE AGREEMENTS
We provide certain severance benefits to our executive officers, including our NEOs, in order to attract and retain key talent, and minimize turnover of our executive team. We also believe the provision of these benefits serves the interests of our stockholders by encouraging valued employees to remain employed with the Company in the event of a change in control. Certain of our NEOs’ offer letters had historically provided severance benefits upon certain qualifying terminations of employment. On March 8, 2022, our Human Capital Committee approved, and on April 5, 2024, our Human Capital Committee amended and restated our Executive Severance Plan, which now governs severance payable to our executive officers, including each of our NEOs, under various termination scenarios. Our Human Capital Committee believes the benefits provided under our Executive Severance Plan are competitive and appropriate in light of our compensation peer group.
For more information regarding the Executive Severance Plan as well as the benefits Mr. Wood received in connection with his termination of employment, see “Potential Payments Upon Termination or Change in Control.”
The Human Capital Committee takes into account severance benefits, including post-change in control severance benefits, payable to the NEOs, in reviewing overall compensation packages of our NEOs.
RETIREMENT BENEFITS
Our currently employed NEOs are eligible to participate in the Company’s benefit plans on the same terms as other employees. The Company’s 401(k) Retirement Plan (the “Retirement Plan”) is a safe harbor qualified defined contribution plan which allows employees, including our NEOs, to save for retirement through a tax-advantaged combination of employee and Company contributions. Under the terms of the Retirement Plan, the Company matches up to 100% of the first 3% of eligible compensation contributed by the employee plus 50% of eligible compensation contributed between 3% and 5%. The Company may also make a discretionary profit-sharing contribution to the Retirement Plan but has not made any such contributions to date.
DEFERRED COMPENSATION PLAN
On May 21, 2024, in order to encourage retirement savings, the Human Capital Committee adopted the Array Tech, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which is a non-tax-qualified deferred compensation plan. Although all our NEOs are eligible to participate in the Deferred Compensation Plan, none of them did during 2024.
The Deferred Compensation Plan allows for deferrals by participants of base salary and cash incentive compensation. In addition, the Company will make a matching contribution to the Deferred Compensation Plan in respect of cash compensation that could not be recognized under the Retirement Plan due to certain Internal Revenue Service compensation limits ($345,000 for 2024). The Deferred Compensation Plan matching contribution will be equal to the matching contribution established for the Retirement Plan for the applicable year. Under the terms of the Deferred Compensation Plan, the Company may also provide discretionary contributions to participants as determined annually in the discretion of the Human Capital Committee. Company contributions will vest fully on the second anniversary of the date on which the Company contribution is made.
PERQUISITES AND OTHER COMPENSATION AND BENEFITS
We provide limited perquisites and other personal benefits to certain of our NEOs. For 2024, these included payment of management life insurance premiums, executive physicals, and certain relocation payments. The amounts are included in the Summary Compensation Table below.
In connection with his commencement of employment in December 2023, Mr. Zhu received a one-time cash payment of $75,000 to assist with relocation expenses. Mr. Zhu also received a one-time cash sign-on bonus of $85,000, which was paid in 2024. Each of the relocation payment and sign-on bonus is subject to pro-rated repayment by Mr. Zhu if his employment is terminated for cause or if he resigns without good reason within 18 months of his employment commencement date.

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COMPENSATION DISCUSSION AND ANALYSIS
STOCK OWNERSHIP GUIDELINES
Our stock ownership guidelines are designed to assist in aligning the financial interests of the directors and senior employees with our stockholders and to promote sound corporate governance practices. Our stock ownership guidelines apply to our executive officers, including each of our currently employed NEOs. Each executive officer must maintain ownership of shares of common stock with a fair market price equal to a multiple of the executive officer’s annual base salary, as follows:
•	for our CEO, six times his annual base salary; and
•	for executive officers other than our CEO, three times his or her annual base salary.
Common stock underlying RSUs and deferred shares or share units held by executive officers is considered owned for purposes of determining stock ownership levels under the stock ownership guidelines. Common stock underlying unexercised stock options and unearned performance-based equity awards held by our executive officers is not considered owned for purposes of determining stock ownership levels under the stock ownership guidelines.
Our executive officers are required to comply with the guidelines by the later of (i) June 8, 2026, or (ii) within five years from the date the individual becomes an executive officer, as applicable, is promoted to a position that causes the covered individual to be subject to a greater ownership requirement or is otherwise designated as a covered individual. Upon achieving his or her respective minimum ownership requirement based on the fair market value of the shares held, each executive officer must continue to maintain the minimum ownership requirement at all times during a given calendar year and for so long as the covered individual remains subject to this policy.
An executive officer who does not meet the minimum holding requirement must retain 50% of the net number of shares acquired upon vesting or settlement of equity awards or exercise of stock options until compliance with the stock ownership guidelines is attained. All of our NEOs were in compliance or on track to be in compliance with the stock ownership guidelines as of December 31, 2024.
ASSESSMENT OF RISK AND RECOVERY OF COMPENSATION
Our Human Capital Committee, Nominating and Corporate Governance Committee, Audit Committee and Board employ a risk management process conducted periodically to ensure that potential risks that might arise from any of our executive compensation practices and policies do not result in potential adverse impact on the Company, financially or otherwise. Our Human Capital Committee, with the assistance of Pay Governance, has reviewed the policies and guidelines underlying our executive compensation determinations and concluded that the following factors promote the creation of long-term value and thereby discourage behavior that leads to excessive or unnecessary risk:
•	individual cash incentives are made within the boundaries of approved fixed maximum awards as applicable to each executive officer;
•
the performance metrics under our short-term incentive program are distinct and separate from the metrics under our long-term incentive program, thereby ensuring there is no duplicative compensation opportunity for attainment of the same performance metric;

•	the members of our Human Capital Committee who approve final bonus recommendations are independent;
•
executive officers receive the majority of their total direct compensation in the form of long-term incentives with multi-year vesting to align the interests of our executive officers with long term value creation for our stockholders; and

•	executive officers are subject to robust stock ownership guidelines, further ensuring their long-term wealth is tied to long-term Company performance.
Based on our review, we have determined our compensation programs and practices are not reasonably likely to have a material adverse effect on the Company.
In addition, we maintain a clawback policy in compliance with the requirements of the Dodd-Frank Act, SEC rules and applicable Nasdaq listing standards, that requires recoupment of excess incentive compensation paid to current or former executive officers (including all of our NEOs) if amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct.
POLICIES AND PRACTICES RELATED TO THE TIMING OF EQUITY GRANTS
We generally grant annual RSU and PSU awards to our executive officers in March of each year, although the exact timing may change from year to year. Our Human Capital Committee may also grant equity awards at different times of the year for new hires, in connection with promotions, and/or for other incentive or retention purposes. Neither our Human Capital Committee nor the Board grants equity awards in anticipation of the release of material non-public information, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2024, equity compensation for our NEOs consisted solely of RSUs and PSUs; we did not grant stock options to our NEOs in 2024.

ARRAY TECHNOLOGIES	40	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
HUMAN CAPITAL COMMITTEE REPORT
Our Human Capital Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, our Human Capital Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.
Human Capital Committee:
Orlando Ashford (Chair)
Tracy Jokinen
Bilal Khan
Gerrard Schmid

ARRAY TECHNOLOGIES	41	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
The following table summarizes the compensation awarded to, earned by or paid to our NEOs for 2024, 2023, and 2022, as applicable to the NEO:

NAME	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Kevin Hostetler (Chief Executive Officer)	2024	850,000	—	6,988,247	1,009,375	19,385(5)	8,867,007
	2023	850,000	—	3,599,995	1,253,750	13,200	5,716,945
	2022	600,137	1,200,000	3,199,996	759,790	12,200	5,772,123
Kurt Wood(4) (Former Chief Financial Officer)	2024	399,617	—	1,542,508	—	788,614(6)	2,730,739
	2023	54,808	300,000	—	—	—	354,808
Neil Manning (President & Chief Operating Officer)	2024	418,991	—	1,097,653	282,197	14,490(7)	1,813,331
	2023	338,942	230,700	749,996	243,678	13,200	1,576,516
Terrance Collins (Chief Human Resources Officer)	2024	418,042	—	1,073,789	240,711	17,688(8)	1,750,231
	2023	410,000	—	630,002	290,280	13,200	1,343,482
	2022	167,033	448,000	665,853	100,721	1,385	1,382,992
James Zhu (Chief Accounting Officer)	2024	340,000	160,000	937,753	161,500	15,780(9)	1,615,033

1.
For 2022, these amounts represent the sum of cash buy-out awards and relocation cash payments awarded in 2022 to each of Messrs. Hostetler and Collins, per the terms of their offer letters. For 2023, these amounts represent the cash portion of buyout awards made to Messrs. Wood and Manning and a relocation cash payment made to Mr. Manning per the terms of their respective offer letters. For 2024, this amount includes the $75,000 relocation cash payment and $85,000 sign-on payment for Mr. Zhu, each per the terms of his offer letter.

2.
Amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, of RSUs and PSUs granted to our NEOs. The grant date fair value of the awards is calculated using the closing price of our common stock on the date of grant (and, in the case of PSUs, determined using a Monte-Carlo model for each award on the date of grant and based on the probable outcome of the associated performance conditions). Please see Note 18 “Equity-Based Compensation and Other Benefit Plans” in our consolidated financial statements for the year ending December 31, 2024, included in our Annual Report on Form 10-K, for additional details regarding assumptions underlying the value of these awards. With respect to PSUs granted to Messrs. Hostetler, Wood, Manning, Collins, and Zhu in 2024, the values shown in the table above reflect the grant date fair values based on the probable outcome of the performance goals associated with such awards. The grant date fair value of each award if all applicable performance goals associated with such awards were achieved at maximum levels is $5,466,520 for Mr. Hostetler, $1,499,983 for Mr. Wood, $799,964 for Mr. Manning, $839,960 for Mr. Collins, and $449,999 for Mr. Zhu, calculated using the closing price of our common stock on May 21, 2024, the date of grant.

3.
Represents amounts payable to the NEOs under the LIP and, with respect to 2024, under the Six-Month LIP. Pursuant to the terms of his offer letter of employment, Mr. Wood was not eligible to receive a bonus under the LIP in respect of fiscal year 2023. For a more detailed description of the 2024 LIP and Six-Month LIP, see “—Annual Incentive Bonuses.”

4.	Mr. Wood stepped down as CFO on June 30, 2024 and acted in an advisory role to the Company through September 30, 2024.
5.
This amount represents: (i) Array's contributions to Mr. Hostetler’s account under the Retirement Plan in the amount of $13,800; (ii) incremental cost to Array of annual physical examination perquisite in the amount of $4,295 and (iii) term life insurance premiums paid by Array in the amount of $1,290.

6.
This amount represents: (i) salary severance payments to which Mr. Wood is entitled in the amount $475,000 in connection with Mr. Wood's transition and separation from service, which amount is payable over 12 months following his termination; (ii) an amount equal to Mr. Wood’s target annual bonus for 2024, pro-rated to reflect the portion of the year he was employed ($266,701); (iii) reimbursement of legal fees associated with the negotiation of Mr. Wood’s Transition Agreement ($10,000); (iv) the aggregate amount of Mr. Wood’s COBRA premiums paid or payable by the Company, which amount is payable over 12 months following his termination ($23,113); and (v) Array's contributions to Mr. Wood's account under the Retirement Plan in the amount of $13,800. For additional details, see the “—Payments and Benefits in Connection with Mr. Wood’s Separation.”

7.
This amount represents: (i) Array's contributions to Mr. Manning's account under the Retirement Plan in the amount of $13,800; and (ii) term life insurance premiums paid by Array in the amount of $690.

8.
This amount represents: (i) Array's contributions to Mr. Collin's account under the Retirement Plan in the amount of $13,800; (ii) term life insurance premiums paid by Array in the amount of $1,980 and (iii) incremental cost to Array of annual physical examination perquisite in the amount of $1,908.

9.	This amount represents: (i) Array's contributions to Mr. Zhu's account under the Retirement Plan in the amount of $13,800; and (ii) term life insurance premiums paid by Array in the amount of $1,980.

ARRAY TECHNOLOGIES	42	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
GRANTS OF PLAN-BASED AWARDS DURING 2024
The following table presents information regarding grants of equity-based awards made to our NEOs during 2024:

NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Kevin Hostetler	—	531,250	1,062,500	2,125,000
	05/21/2024				123,009	246,018	492,036		2,888,251
	03/12/2024							168,447	2,050,000
	09/24/2024							322,834	2,049,996
Kurt Wood	—	178,125	356,250	712,500
	05/21/2024				33,753	67,506	135,012		792,520
	03/12/2024							61,626	749,988
Neil Manning	—	148,525	297,049	594,098
	05/21/2024				18,001	36,002	72,004		422,663
	03/12/2024							24,650	299,991
	09/24/2024							59,055	374,999
Terrance Collins	—	126,690	253,380	506,760
	05/21/2024				18,901	37,802	75,604		443,795
	03/12/2024							25,883	314,996
	09/24/2024							49,606	314,998
James Zhu	—	85,000	170,000	340,000
	05/21/2024				10,126	20,252	40,504		237,758
	03/12/2024							18,488	224,999
	03/19/2024							20,259	249,996
	09/24/2024							35,433	225,000

1.
Amounts in these columns represent potential payouts under our 2024 LIP, but in connection with the adoption of the revised metrics contained in the Six Month LIP, will be subject to a cap of 95% of the target payout for 2024.

2.
Amounts in these columns represent the potential number of PSUs that may be earned based on Company financial performance and RTSR performance. We have included additional information about these awards under “—2024 Long-Term Incentive Award Grants.”

3.	Amounts in this column represent the number of RSUs awarded to each NEO. We have included additional information about these awards under “—2024 Long-Term Incentive Award Grants.”
4.
The amounts disclosed in this column represent the aggregate grant date fair value of the RSU and PSU awards granted to each NEO, excluding the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of the awards is calculated using the closing price of our common stock on the date of grant (and, in the case of PSUs, using a Monte-Carlo model for each award on the date of grant and based on the probable outcome of the associated performance conditions). See footnote 2 to the Summary Compensation Table for more information.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
We have entered into employment agreements with each of Messrs. Hostetler, Collins, Manning and Zhu. Prior to his termination of employment in 2024, we were also party to an employment agreement with Mr. Wood. Under the terms of each employment agreement, each executive officer is (or was, in the case of Mr. Wood) entitled to an annual base salary as described, with respect to 2024, under “—Base Salaries,” to participate in our LIP with a target bonus as described, with respect to 2024 under “—Annual Incentive Bonuses, and to participate in our LTIP as described, with respect to 2024, under “—Long-Term Stock Incentive Awards,” as well as to participate in broad-based employee benefits.

ARRAY TECHNOLOGIES	43	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Our executive officers are also entitled to severance upon the termination of their employment in certain circumstances pursuant to the Executive Severance Plan, as further described below under “—Potential Payments Upon Termination or Change in Control.”
Each executive officer is also subject to (i) a Confidentiality, Non-Disparagement and Non-Solicitation Agreement, which provides, among other things, that the executive officer will not compete with the Company or solicit Company associates or customers during a two-year restricted period following his or her termination of employment; and (ii) an Employee Inventions Assignment Agreement.
OUTSTANDING EQUITY AWARDS AT YEAR END — DECEMBER 31, 2024

NAME	GRANT DATE	STOCK AWARDS
		NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Kevin Hostetler	04/18/2022	35,795(2)	216,202
	03/17/2023	70,299(2)	424,606
	03/12/2024	168,447(2)	1,017,420
	09/24/2024	322,834(3)	1,949,917
	04/18/2022			80,537(4)	486,443
	03/17/2023			52,724(5)	318,453
	05/21/2024			123,009(5)	742,974
Kurt Wood	03/12/2024	61,626(2)	372,221
	05/21/2024			19,689(5)	118,922
Neil Manning	02/15/2023	7,498(2)	45,288
	03/17/2023	9,764(2)	58,975
	03/12/2024	24,650(2)	148,886
	09/24/2024	59,055(3)	356,692
	03/17/2023			7,323(5)	44,231
	05/21/2024			18,001(5)	108,726
Terrance Collins	08/01/2022	5,082(2)	30,695
	03/17/2023	12,303(2)	74,310
	03/12/2024	25,883(2)	156,333
	09/24/2024	49,606(3)	299,620
	08/01/2022			7,623(4)	46,042
	03/17/2023			9,227(5)	55,731
	05/21/2024			18,901(5)	114,162
James Zhu	03/12/2024	18,488(2)	111,668
	03/19/2024	20,259(6)	122,364
	09/24/2024	35,433(3)	214,015
	05/21/2024			10,126(5)	61,161

1.
The amounts set forth in this column include the number of shares subject to the applicable award multiplied by $6.04, the closing price of our common stock on December 31, 2024, the last trading day of 2024.

ARRAY TECHNOLOGIES	44	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2.
These RSU awards vest one-third per year over three years beginning on the first anniversary of the date of grant, generally subject to the NEO’s continued employment through the applicable vesting date.

3.
These RSU awards vest as to 66 2/3% of the RSUs on the second anniversary of the grant date and as to 33 1/3% of the RSUs on third anniversary of the grant date, generally subject to the NEO’s continued employment through the applicable vesting date.

4.
Represents the threshold number of shares that were subject to PSU awards that were granted to our NEOs in 2022 that were eligible to vest on the third anniversary of the date of grant based on specified performance criteria over the 2022-2024 performance period. In February 2025, our Human Capital Committee completed the evaluation of the results of the 2022-2024 performance period and determined that none of the performance levels were achieved for any of the established performance metrics. As a result, none of the PSUs granted to our NEOs in 2022 vested.

5.
Represents the threshold number of shares subject to PSU awards that were granted in 2024 and 2023 pursuant to our LTIP. PSUs granted in 2024 vest on the third anniversary of the date of grant, subject to both the attainment of the performance requirements detailed in the Compensation Discussion & Analysis section above and, generally, the NEO’s continued employment through the applicable vesting date. For Mr. Wood, the number of shares reported reflects the pro-rata portion of his 2024 PSU award that remained outstanding as of December 31, 2024 pursuant to the terms of the Transition Agreement. PSUs granted in 2023 vest on the third anniversary of the date of grant, subject to the achievement of corporate financial results and relative market performance over the 2023-2025 performance period (50% based on three-year average annual revenue growth and 50% based on three-year cumulative adjusted EPS), and, generally, the NEO’s continued employment through the applicable vesting date.

6.	This RSU award vests as to 100% on the third anniversary of the grant date, generally subject to Mr. Zhu’s continued employment through the vesting date.
OPTION EXERCISES AND STOCK VESTED DURING 2024

NAME	STOCK AWARDS(1)
	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Kevin Hostetler	70,943	804,958
Kurt Wood	—	—
Neil Manning	8,629	114,224
Terrance Collins	11,232	124,433
James Zhu	—	—

1.
The value realized on vesting is determined by multiplying the number of shares that vested by the closing price of our common stock on the Nasdaq on the vesting date. Shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2024. None of our NEOs exercised stock options during 2024.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Executive Severance Plan
On March 8, 2022, our Human Capital Committee approved our Executive Severance Plan, which governs severance payable to our executive officers, including each of our NEOs, under various termination scenarios. On April 4, 2024, our Human Capital Committee amended and restated our Executive Severance Plan. The following summarizes the terms and conditions of our Executive Severance Plan, as amended and restated on April 4, 2024.
The Executive Severance Plan provides for severance payments and benefits in the event of a termination by the Company without Cause or a resignation by the executive for Good Reason (a “qualifying termination”), both in connection with and outside the context of a change in control (“CIC”). The severance entitlements under the Executive Severance Plan in connection with a CIC are subject to a double trigger that requires a termination of employment in order for severance to become payable.
In the event of a qualifying termination other than in connection with, or within 24 months following a CIC, the Executive Severance Plan provides the following cash severance:
•	In the case of our CEO, 150% of the sum of his or her (i) annual base salary and (ii) target bonus opportunity; and
•	In the case of all other executives, 100% of the sum of their annual base salary.
Additionally, subject to his or her timely election of COBRA coverage, the executive would be entitled to payment of the Company’s portion of monthly COBRA premiums for a specified severance period (18 months for our CEO and 12 months for all other executives) or until the executive becomes eligible for coverage under a subsequent employer’s health plan.

ARRAY TECHNOLOGIES	45	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Upon the executive’s qualifying termination not in connection with a CIC, all outstanding RSUs would continue to vest as if the executive had remained employed through each subsequent vesting date and all outstanding PSUs for which the performance period has not been completed will remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which the executive was employed by the Company.
In the event of a qualifying termination that occurs in connection with, or within 24 months following a CIC, the Executive Severance Plan provides cash severance to each executive of 200% of the sum of the executive’s (i) annual base salary and (ii) target bonus opportunity.
Additionally, subject to his or her timely election of COBRA coverage, the executive would be entitled to payment of the Company’s portion of monthly COBRA premiums for 24 months or until the executive becomes eligible for coverage under a subsequent employer’s health plan.
Upon the executive’s qualifying termination in connection with, or within 24 months after a CIC, except to the extent that the terms of the applicable award agreements evidencing awards granted prior to April 5, 2024 provide for different treatment, all outstanding RSUs would immediately become fully vested upon the date of termination, and all earned PSUs (as determined based on actual performance immediately prior to such CIC) would immediately become fully vested upon the date of termination.
In the event of a termination of the executive’s employment by reason of death or disability, all outstanding RSUs would immediately become fully vested upon the date of termination. The executive would not be entitled to receive any other benefits under the Executive Severance Plan.
For purposes of the Executive Severance Plan, the following definitions apply:
“Cause” is defined as: (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of their customers, vendors or suppliers, (ii) reporting to work under the influence of alcohol or under the influence or in the possession of illegal drugs, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board or any other person to whom the executive reports after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice, (iv) breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its affiliates, (v) a willful and material failure to observe policies or standards of the Company regarding employment practices (including nondiscrimination and sexual harassment policies) as prescribed thereby from time to time after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice or (vi) any breach by the executive of any non-competition, non-solicitation, no-hire or confidentiality covenant between the executive and the Company or any of its affiliates or any material breach by the executive of any provision of the Executive Severance Plan, or any agreement to which the executive and the Company or any of its affiliates are parties after notice of such failure and, if curable, an opportunity to permanently cure such failure within 30 days of such notice.
“Change in Control” is defined as (i) an independent third party becoming the beneficial owner of securities of the Company representing at least 50% of the voting power of the Company’s securities, (ii) a merger, reorganization, or consolidation of the Company, unless the voting securities of the Company continue to represent more than 50% of the voting power of the Company or surviving entity, (iii) a change in the membership of our Board over a period of two consecutive years, in which incumbent directors and new directors whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of our directors, cease to constitute a majority of our Board membership and (iv) a complete liquidation or dissolution of the Company or sale of all or substantially all of the Company’s assets.
“Good Reason” is defined as (i) a material reduction in the executive’s annual base salary without the executive’s consent, (ii) a relocation of the executive’s principal place of employment, without his or her consent, to a location more than 50 miles from his or her then-current principal place of employment, or (iii) an adverse change in the executive’s position or title without his or her consent; provided, that, in any case, (x) written notice of the executive’s resignation for Good Reason must be delivered to the Company within 30 days after the occurrence of any such event in order for his or her resignation for Good Reason to be effective hereunder, (y) the Company shall have 30 days after receipt of such notice during which the Company may remedy the occurrence giving rise to the claim for Good Reason termination (if such occurrence is capable of being remedied), and, if the Company cures such occurrence within such 30-day period, there shall be no Good Reason, and (z) the executive must actually resign within 90 days following the event constituting Good Reason.
Equity Award Agreements
Pursuant to the PSU award agreements granted under the LTIP, if, prior to the end of the performance period, the NEO’s employment is terminated due to death or disability, the PSUs will vest as of the date of such termination at target performance, pro-rated to reflect the portion of the performance period during which the executive was employed by us. If, after the end of the performance period but before the applicable vesting date, the NEO’s employment is terminated due to death or disability, the PSUs will vest based on actual performance. Upon the occurrence of a change in control, any outstanding PSUs will be earned based on actual performance through the date of the change in control, with the earned PSUs continuing to vest based on the executive’s continued service. Upon the executive’s qualifying termination that occurs upon or within 24 months following a change in control, or the executive’s termination by reason of death or disability following a change in control, all earned PSUs will immediately become fully vested upon the date of termination.

ARRAY TECHNOLOGIES	46	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Payments and Benefits in Connection with Mr. Wood’s Separation
On June 6, 2024, Mr. Wood and the Company entered into the Transition Agreement, pursuant to which Mr. Wood continued to receive his base salary during a transition period from June 30, 2024, the date he transitioned from CFO to an advisory role at the Company, until his separation from service on September 30, 2024. Additionally, subject to Mr. Wood’s execution and non-revocation of a general release of claims in favor of the Company and his compliance with his existing restrictive covenants, Mr. Wood was entitled to the following payments and benefits, consistent with the benefits provided under the Executive Severance Plan and/or as provided under the Transition Agreement: (i) an amount equal to $475,000, which represents 100% of Mr. Wood’s then-current annual base salary, payable over a period of 12 months following the date of his termination of employment, (ii) an amount equal to Mr. Wood’s target annual cash bonus for 2024, pro-rated for his partial year of service, and (iii) subject to his timely election of COBRA coverage, payment of the Company’s portion of monthly COBRA premiums for 12 months (or, if earlier, until he becomes eligible for coverage under a subsequent employer’s health plan).
In addition, (i) the unvested portion of any outstanding time-based RSUs held by Mr. Wood on his separation date (after giving effect to any accelerated vesting provided under the terms of the award agreements evidencing such awards) continue to vest as if Mr. Wood had remained employed through each subsequent vesting date, and (ii) any outstanding PSUs for which the performance period had not been completed as of Mr. Wood’s separation date remain outstanding and eligible to vest based on actual achievement of the performance metrics through the applicable performance period, pro-rated to reflect the portion of the performance period during which Mr. Wood was employed by the Company, but determined as if Mr. Wood had remained employed through September 30, 2025. The Transition Agreement also provided for reimbursement of attorneys’ fees incurred by Mr. Wood in the negotiation of such agreement, up to $10,000.

ARRAY TECHNOLOGIES	47	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
POTENTIAL PAYMENTS TABLE
The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the executive’s employment had terminated on December 31, 2024, given the executive’s compensation as of such date and, if applicable, based on the closing price of our common stock on December 31, 2024, the last trading day of 2024 or, in the case of Mr. Wood, the actual severance payments and benefits he received in connection with his termination of employment on September 30, 2024. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different than the estimates presented in the table. Factors that could affect these amounts include the timing of any such event and our stock price. Amounts included for Mr. Wood represent the amounts payable to him under the Transition Agreement, described above.

EXECUTIVE	BENEFIT(1)	CHANGE IN CONTROL WITH QUALIFYING TERMINATION ($)	QUALIFYING TERMINATION OUTSIDE OF A CIC ($)	DEATH OR DISABILITY ($)
Kevin Hostetler (Chief Executive Officer)	Cash Severance	3,825,000	2,868,750	—
	Benefit Continuation	57,758	43,318	—
	RSUs	3,608,145	3,608,145	3,608,145
	PSUs	3,095,736	1,797,734	1,797,734
	Total	10,586,639	8,317,947	5,405,879
Kurt Wood (Former Chief Financial Officer)(2)	Cash Severance	—	475,000	—
	Benefit Continuation	—	23,113	—
	RSUs	—	372,221	—
	PSUs	—	237,843	—
	Total	—	1,108,177	—
Neil Manning (President and Chief Operating Officer)	Cash Severance	1,530,000	450,000	—
	Benefit Continuation	57,758	28,879	—
	RSUs	609,841	609,841	609,841
	PSUs	305,914	129,116	129,116
	Total	2,503,513	1,217,836	738,956
Terrance Collins (Chief Human Resources Officer)	Cash Severance	1,351,360	422,300	—
	Benefit Continuation	57,758	28,879	—
	RSUs	560,959	560,959	560,959
	PSUs	431,866	224,669	224,669
	Total	2,401,943	1,236,807	785,628
James Zhu (Chief Accounting Officer)	Cash Severance	1,020,000	340,000	—
	Benefit Continuation	19,081	9,540	—
	RSUs	448,047	448,047	448,047
	PSUs	122,322	40,774	40,774
	Total	1,609,450	838,361	488,821

1.
For all of our currently employed NEOs, for all termination scenarios that result in continued vesting or accelerated vesting of outstanding RSUs or PSUs, the value shown in the table above is determined by multiplying the number of shares subject to continued vesting or accelerated vesting by $6.04 (our closing stock price on December 31, 2024, the last trading day of 2024). With respect to a qualifying termination in connection with a CIC or outside of a CIC, the amount shown in respect of outstanding PSUs assumes target performance (100%), and for a qualifying termination outside of a CIC, is pro-rated to reflect the portion of the performance period during which the executive was employed by the Company through December 31, 2024. With respect to a termination of employment by reason of an executive’s death or disability, the amount shown in respect of outstanding PSUs is pro-rated to reflect the portion of the performance period during which the executive was employed by the Company through December 31, 2024, and assumes target performance (100%). Benefit continuation amounts are calculated based on the actual cost of the NEO’s premiums under our group health and welfare plans as of December 31, 2024 (or, for Mr. Wood, as of his termination of employment).

2.
Mr. Wood stepped down as CFO effective June 30, 2024 and separated from employment with the Company on September 30, 2024. As described herein, Mr. Wood received severance payments and benefits pursuant to his Transition Agreement and/or consistent with the benefits provided under the Executive Severance Plan.

ARRAY TECHNOLOGIES	48	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
PAY-VERSUS-PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years for our principal executive officer (“PEO”) and our NEOs other than our PEO (“Non-PEO NEOs”). In determining the “compensation actually paid” to our Non-PEO NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2024, 2023, 2022, 2021 and 2020 calendar years. Note that for our Non-PEO NEOs, compensation is reported as an average.
•	In 2024, the Non-PEO NEOs were Messrs. Wood, Manning, Collins, and Zhu
•	In 2023, the Non-PEO NEOs were Messrs. Wood, Nipul Patel, Collins, Manning, and Tyson Hottinger.
•	In 2022, the Non-PEO NEOs were Messrs. Patel, Collins, Hottinger, and Travis Rose.
•	In 2021, the Non-PEO NEOs were Messrs. Patel, Hottinger, Jeff Krantz and Ken Stacherski.
•	In 2020, the Non-PEO NEOs were Mr. Krantz and Ms. Charlotte MacVane.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)		COMPENSATION ACTUALLY PAID TO PEO(3) ($)(2)		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEO ($)(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($ IN THOUSANDS)(5)	REVENUE ($ IN THOUSANDS)(5)
	FUSARO	HOSTETLER	FUSARO	HOSTETLER			ARRAY TOTAL SHAREHOLDER RETURN ($)(3)	PEER GROUP TOTAL RETURN ($)(4)
2024	—	8,862,712	—	(1,262,681)	1,977,334	1,101,333	16.57	29.84	(240,394)	915,807
2023	—	5,716,945	—	5,147,609	1,372,133	1,248,586	46.09	68.53	85,546	1,576,551
2022	2,148,071	5,772,123	3,036,259	7,256,684	1,214,022	1,692,131	53.03	149.18	4,432	1,637,546
2021	4,271,575	—	570,878	—	1,414,459	557,975	43.05	120.45	(50,403)	853,318
2020	3,107,811	—	4,395,744	—	—	—	118.35	130.89	59,073	872,662

1.	Mr. Fusaro served as our PEO during 2021, and he resigned from the Company on April 18, 2022. On that same date, Mr. Hostetler was appointed as our PEO and continues to serve in such capacity.
2.
In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Hostetler’s total compensation for each year as reported in the Summary Compensation Table to determine the compensation actually paid. The valuation assumptions used to calculate the fair values of RSUs and PSUs include the stock price as of the applicable measuring date and, in the case of PSUs, determined using a Monte-Carlo model for each award on the date of grant and based on the probable outcome of the performance conditions as of the applicable measuring date (or actual performance results approved by the Human Capital Committee as of the applicable vesting date). Otherwise, the valuation assumptions used to calculate fair values did not materially differ from those used in our disclosures of fair value as of the grant date.

2024
Total Compensation as reported in Summary Compensation Table (SCT)	8,862,712
Fair value of equity awards granted during fiscal year	6,988,247
Fair value of equity compensation granted in current year—value at end of year-end	3,337,594
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(386,884)
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(6,087,856)
Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—
Compensation Actually Paid to PEO	(1,262,681)

ARRAY TECHNOLOGIES	49	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the Non-PEO NEOs’ average total compensation for each year to determine the compensation actually paid. The equity award adjustments for each applicable year include the same methodology described above for Mr. Hostetler.

NON-PEO NEOs	2024
Total Compensation as reported in Summary Compensation Table (SCT)	1,977,334
Fair value of equity awards granted during fiscal year	1,162,926
Fair value of equity compensation granted in current year—value at end of year-end	506,238
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(23,752)
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(313,699)
Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	118,138
Compensation Actually Paid to Non-PEO NEOs	1,101,333

3.
The values disclosed in this column represent the measurement period value of an investment of $100 in our common stock as of October 15, 2020, the first date on which our common stock traded on the Nasdaq Global Market, and then valued again on each of December 31, 2024, 2023, 2022, 2021 and 2020.

4.
Represents the weighted peer group total shareholder return, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the customized peer group used by the Company for purposes of Item 201(e) of Regulation S-K (Enphase Energy, Solaredge Technologies, Shoals Technologies Group and FTC Solar).

5.	Represents Net Income and Revenue as disclosed in our Annual Report on Form 10-K for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, as applicable.
Relationship between Compensation Actually Paid and Performance Measures
Over the course of 2022, the Company’s net income rose $43.6 million, and revenue increased $781 million. Total shareholder return increased over 200%. In 2023 while net income rose significantly, revenue dropped by 4%. Total shareholder return was reduced as well. In 2024, revenue fell by 42% and net income dropped significantly, resulting in a net loss of $240.4 million. Compensation actually paid to Mr. Hostetler likewise decreased significantly in 2024, primarily driven by the losses in total shareholder return and revenue. Compensation actually paid to the NEOs excluding Mr. Hostetler also decreased in 2024, primarily driven by the loss in total shareholder return.
Array’s compensation philosophy ties executive compensation and company performance through each pay element. Compensation actually paid to our NEOs was reduced in 2024, due to the loss of value in both outstanding equity awards granted but not vested, as well as vested equity awards. While shareholder return is directly tied to Array’s long-term incentive awards, individual performance is a strong determining factor for base salary actions and short-term cash incentives reflect collective team performance, as stated above.

ARRAY TECHNOLOGIES	50	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The chart below shows the relationship between total shareholder return starting October 15, 2020, the first date on which our common stock traded on the Nasdaq Global Market, and compensation actually paid to our NEOs. There is a clear and immediate relationship between the financial performance of the business and the pay for executive leaders.

Compensation Actually Paid vs. TSR
8,000,000.00
7,000,000.00
6,000,000.00
5,000,000.00
4,000,000.00
3,000,000.00
2,000,000.00
1,000,000.00
-
(1,000,000.00)
(2,000,000.00)
CAP ($)
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
(20.00)
(40.00)
TSR ($0.00)
2020
2021
2022
2023
2024
Fusaro CAP
Hostetler CAP
NEO CAP
Array TSR
Russel 2000 TSR
Peer TSR

Financial Performance Measures
The performance metrics listed below represent the most important metrics we use to link compensation actually paid to our NEOs for 2024 to the Company’s performance:
•	Revenue (our Company Selected Measure under Item 402(v) of Regulation S-K)
•	Adjusted EBITDA
•	Cash Conversion Cycle
As further described above under “—2024 Plan Design,” achievement of Adjusted EBITDA performance goals was weighted 60% under our 2024 LIP; however, as a result of the adoption of the Six-Month LIP in September 2024 and averaging of the percentage of target performance attained under the Six-Month LIP goals and the 2024 LIP goals, Adjusted EBITDA performance was weighted 30% in the mix of performance goals under the combined 2024 LIP and Six-Month LIP performance metrics.
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the total annual compensation of Kevin Hostetler, our CEO, to the total annual compensation of our median employee. The Company believes that the pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As of December 31, 2024, our last completed fiscal year:
•	We have estimated that the total annual compensation of our median employee (other than our CEO) was $40,137; and
•	The total annual compensation of our CEO, as reported in the Summary Compensation Table, was $8,867,007.
Based on this information, for 2024, the ratio of the total annual compensation for Mr. Hostetler, our CEO, to the total annual compensation of our median employee was 221 to 1.
To determine this ratio, we first prepared a list of all our full-time, part-time and temporary employees as of December 31, 2024, the last day of our fiscal year. To identify the median employee from our employee population, we reviewed the amount of regular wages, overtime pay, and cash incentives for employees for 2024.
Once we identified the median employee, we then determined the total annual compensation for 2024 of that employee using the same rules that apply to reporting compensation for our NEOs in the 2024 Summary Compensation Table.

ARRAY TECHNOLOGIES	51	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
The pay ratio disclosure rules allow companies to adopt a variety of methodologies, to apply exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies in calculating their own pay ratios.
EQUITY COMPENSATION PLANS
The table below provides information relating to our equity compensation plans as of December 31, 2024, all of which have been approved by our stockholders:

PLAN CATEGORY	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS)
Equity compensation plans approved by stockholders	3,560,600	—	34,512,866(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	3,560,600	—	34,512,866

1.	This column reflects all shares of common stock subject to outstanding RSUs and PSUs (at target) granted under the LTIP.
2.	We have not granted any stock options under the LTIP to date.
3.	Includes 31,141,834 shares available for future issuance under the 2020 LTIP and 3,371,032 shares available for purchase under the 2021 Employee Stock Purchase Plan.

ARRAY TECHNOLOGIES	52	2025 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of Array for the year ended December 31, 2024 and has discussed these statements with management and Deloitte & Touche LLP, (“Deloitte”), the Company’s independent registered public accounting firm. Array management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Array in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls, and its review included a discussion of the quality and acceptability of the Company’s financial reporting and internal controls.
The Audit Committee also received from, and discussed with, Deloitte the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed under the rules of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
Deloitte also provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding independence. PCAOB rules require independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Deloitte their independence from Array.
Based on its discussions with management and our independent registered public accounting firm, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Array Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Members of the Audit Committee
Troy Alstead, Chairman
Paulo Almirante
Tracy Jokinen
Gerrard Schmid

ARRAY TECHNOLOGIES	53	2025 PROXY STATEMENT

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2024, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements, except for a Form 4 for current executive officer Neil Manning, which was filed on March 21, 2024 to report the March 19, 2024 and February 22, 2024 withholding of common shares to satisfy tax withholding obligations in connection with the vesting and settlement of RSUs.

ARRAY TECHNOLOGIES	54	2025 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions to which we are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described under “Compensation Discussion and Analysis—Executive Compensation” and “Compensation Discussion and Analysis—Director Compensation.”
LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and Bylaws provide that we shall indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. For further information, see the section entitled “Description of Capital Stock—Indemnification and Limitations on Directors’ Liability” in our Annual Report. We intend to continue to enter into customary indemnification agreements with each of our executive officers and directors that provide them, in general, with customary indemnification in connection with their service to us or on our behalf.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
The Audit Committee of our Board has primary responsibility for reviewing and approving transactions with related parties. Our Audit Committee charter provides that the Audit Committee shall review and approve in advance any related party transactions.
We have adopted a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our voting stock, any member of the immediate family of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or principal or in a similar position, or in which such person has a 5% or greater beneficial ownership interest, is not permitted to enter into a related party transaction with us without the consent of our Audit Committee, subject to the exceptions described below. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. Our Audit Committee is expected to determine that certain transactions will not require Audit Committee approval, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a non-executive employee or beneficial owner of less than 5% of that company’s shares, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally.

ARRAY TECHNOLOGIES	55	2025 PROXY STATEMENT

Proposal No. 1—Election of Directors
In accordance with the Company’s Certificate of Incorporation and Bylaws, the Board is divided into three classes of approximately equal size.
The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Paulo Almirante, Jayanthi Iyengar and Tracy Jokinen are the Class II directors whose terms expire at the Company’s 2025 Annual Meeting. Although Mr. Almirante is currently a Class II director, he will not be standing for re-election and will be retiring from the Board as of the date of the Annual Meeting. Each of Ms. Iyengar and Ms. Jokinen has been nominated for and has agreed to stand for re-election to the Board to serve as a Class II director of the Company for three years and until their successors are duly elected and qualified or until their earlier death, resignation or removal. In connection with the retirement of Mr. Almirante, the Board reduced its size to eight members, comprising three Class I directors, two Class II directors, and three Class III directors, effective as of the date of the Annual Meeting.
Our Bylaws provide that director nominees receiving a plurality of the votes cast by holders of shares of common stock present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors will be elected. Stockholders have the option to vote “FOR” all of the nominees, or “WITHHOLD” their vote from all of the nominees or “WITHHOLD” their vote from any one of the nominees. Abstentions, withheld votes and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than named above.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of the two nominees listed above as director nominees. Array has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may further reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of Array, principal occupation and other biographical material is shown earlier in this proxy statement.
The Board unanimously recommends that you vote “FOR ALL” of the aforementioned nominees for Class II director, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

ARRAY TECHNOLOGIES	56	2025 PROXY STATEMENT

Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit Committee’s selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Deloitte, and Deloitte has been our independent registered public accounting firm since 2023.
The affirmative vote of a majority of the votes cast by holders of shares of common stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon is required to ratify the appointment of Deloitte. Abstentions will have the same effect as a vote “AGAINST” this proposal.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent external audit firm. In addition, in conjunction with the mandated rotation of Deloitte’s lead engagement partner, the Audit Committee is directly involved with the selection of Deloitte’s new lead engagement partner. The Audit Committee believes that the engagement of Deloitte to serve as our independent external auditor is in the best interests of the Company and our stockholders.
BDO previously served as our independent registered accounting firm, and on March 28, 2023, the Audit Committee chose not to renew the engagement of BDO and approved the engagement of Deloitte. The Company notified BDO on March 28, 2023 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was recommended and approved by the Audit Committee. BDO’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through March 28, 2023, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles and includes an explanatory paragraph relating to the adoption of new accounting standards. In connection with BDO’s audit of the Company’s consolidated financial statements for the two fiscal years and the subsequent interim period preceding the dismissal, there were no (i) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter or the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Board unanimously recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder has indicated otherwise on the proxy.

ARRAY TECHNOLOGIES	57	2025 PROXY STATEMENT

Proposal No. 2—Ratification of Selection of Independent Registered Public Accounting Firm
We expect that a representative of Deloitte will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Deloitte, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Deloitte. The Audit Committee has pre-approved all services performed by the independent registered public accounting firm since the pre-approval policy was adopted.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed to the Company by Deloitte for the year ended December 31, 2024 for each of the following categories of services are as follows:

FEE CATEGORY	2024 ($)	2023 ($)
Audit Fees	4,665,000	3,370,000
Audit-Related Fees	—	1,529,000
Tax Fees	101,186	92,691
All Other Fees	2,042	—
Total Fees	4,768,228	4,991,691

Audit Fees. Consists of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, audits of internal controls reports required under Section 404(b) of SOX, and consultations on accounting matters directly related to the audit.
Audit-Related Fees. Consists of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”
Tax Fees. Consists of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees. Consists of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.

ARRAY TECHNOLOGIES	58	2025 PROXY STATEMENT

Proposal No. 3—Advisory Vote to Approve Named Executive Officer Compensation
Our Board recognizes the interest that the Company’s stockholders have in the compensation of the Company’s NEOs. In recognition of that interest and in accordance with Section 14A of the Exchange Act and related rules of the SEC, this proposal, commonly known as a “say on pay” proposal, provides the Company’s stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s NEOs, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s Compensation Discussion and Analysis beginning on page 27 of this proxy statement and followed by the compensation tables beginning on page 42 of this proxy statement.
The Board, as required under Section 14A of the Exchange Act, is asking the Company’s stockholders to cast a non-binding, advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and any related material contained in this Proxy Statement.”
This advisory vote is intended to give the Company’s stockholders an opportunity to provide an overall assessment of the compensation of the Company’s NEOs rather than focus on any specific item of compensation. As described in the Compensation Discussion and Analysis included in this proxy statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured so as to align each executive’s interests with the interests of the Company’s stockholders.
As an advisory vote, the stockholders’ vote on this proposal is not binding on our Board or the Company, and our Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote.
However, the Company expects that the Human Capital Committee of our Board will review voting results on this proposal and give consideration to the outcome when making future executive compensation decisions for the Company’s NEOs.
Approval, on an advisory basis, of the compensation of the Company’s NEOs requires the affirmative vote of holders of at least a majority of the votes cast at the Annual Meeting in person or by proxy. All duly submitted and unrevoked proxies will be voted for the proposal, except where a contrary vote is indicated or authorization to vote is withheld. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The Board recommends that stockholders vote “FOR” the approval of named executive officer compensation.

ARRAY TECHNOLOGIES	59	2025 PROXY STATEMENT

General Matters
CODE OF BUSINESS CONDUCT AND CORPORATE GOVERNANCE GUIDELINES
We have adopted a code of business conduct and ethics for our directors, officers and employees, including our CEO and our CFO. A copy of our Code of Business Conduct may be accessed free of charge by visiting our investor relations website at ir.arraytechinc.com and going to the “Governance Highlights” section under the “Corporate Governance” tab, or by requesting a copy in writing from our Corporate Secretary at our Albuquerque, New Mexico office. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our investor relations website at ir.arraytechinc.com and going to the “Governance Highlights” section under the “Corporate Governance” tab, or by requesting a copy in writing from our Corporate Secretary at our Albuquerque, New Mexico office.
AVAILABILITY OF CERTAIN DOCUMENTS
A copy of our Annual Report has been posted on the internet along with this proxy statement. Upon written request, we will mail, without charge, a copy of our Annual Report excluding exhibits. Please send a written request to our Corporate Secretary at:
Array Technologies, Inc.
3133 W Frye Rd
Suite 600
Chandler, AZ 85226
Phone: (855) 872-2578
SEC rules concerning the delivery of annual disclosure documents allow us or your bank, broker, trustee or other nominee to send a single Notice of Proxy Materials or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker, trustee or other nominee believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notice of Proxy Materials, Annual Reports, and proxy statement.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Notice of Proxy Materials or proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary at the address or telephone number above, providing your name, your shared address, and the address to which we should direct the additional copy of the Notice of Proxy Materials or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
STOCKHOLDER PROPOSALS AND NOMINATIONS
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals must have been received by our Corporate Secretary at Array Technologies, Inc., 3133 W Frye Rd, Suite 600, Chandler, AZ 85226 no later than the close of business on December 9, 2025, which is 120 days prior to the date that is one year from this year’s mailing date of April 8, 2025.
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at Array Technologies, Inc., 3133 W Frye Rd, Suite 600, Chandler, AZ 85226. The Nominating and Corporate Governance Committee does not have a written policy regarding

ARRAY TECHNOLOGIES	60	2025 PROXY STATEMENT

General Matters
stockholder nominations but has determined that it is the practice of the committee to consider candidates proposed by stockholders if made in accordance with our Bylaws. To be timely for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), although not included in the proxy statement, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or more than 70 days after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the meeting. Assuming the date of our 2026 Annual Meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2026 Annual Meeting must notify us no earlier than January 20, 2026 and no later than February 19, 2026. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2026 Annual Meeting.
In addition to satisfying the advance notice provisions in our Bylaws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than March 21, 2026. If the date of the 2026 Annual Meeting changes by more than 30 calendar days from the anniversary date of the 2025 Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the tenth calendar day following public announcement by the Company of the date of the 2026 Annual Meeting.
CONTACTING THE BOARD
Stockholders wishing to communicate with the Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Array Technologies, Inc.
3133 W Frye Rd
Suite 600
Chandler, AZ 85226
Attention: Corporate Secretary
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. The Secretary will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
OTHER MATTERS
As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
HOW TO ACCESS THE ANNUAL MEETING
The Annual Meeting will be held in a virtual meeting format at https://virtualshareholdermeeting.com/ARRY2025.
To participate in the meeting, you will need the 16-digit control number included in your Notice of Proxy Materials or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting at least 15 minutes prior to the start time. Online check-in will begin at 9:30 a.m. PDT, and you should allow ample time for the check-in procedures.
ANNUAL REPORT ON FORM 10-K
If you would like to receive, free of charge, a copy of our Annual Report—as filed with the SEC, excluding exhibits—please write to us at the following address: Array Technologies, Inc., 3133 W Frye Rd, Suite 600, Chandler, AZ 85226, Attention: Investor Relations. You can also view the Annual Report on our investor relations website ir.arraytechinc.com. Information on, or accessible through, our website is not part of this proxy statement. We have included our website only as an inactive textual reference and do not intend it to be an active link to our website.

ARRAY TECHNOLOGIES	61	2025 PROXY STATEMENT

General Matters
FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “anticipates,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date on which the statements are made. You should read this proxy statement with the understanding that our actual future results may be materially different from what we expect.
Important factors that could cause actual results to differ materially from our expectations include factors in the “Summary Risk Factors” and “Risk Factors” sections of reports and statements filed by the Company with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

ARRAY TECHNOLOGIES	62	2025 PROXY STATEMENT

APPENDIX A
Non-GAAP Financial Measures
Adjusted EBITDA
We define Adjusted EBITDA as net income (loss) plus (i) other expense, net, (ii) foreign currency (gain) loss, net, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) amortization of developed technology, (ix) equity-based compensation, (x) change in fair value of contingent consideration, (xi) impairment of long-lived assets, (xii) goodwill impairment, (xiii) certain legal expenses, and (xiv) other costs. For purposes of our 2024 LIP and Six-Month LIP results, Adjusted EBITDA excludes certain realized benefits not in the original 2024 LIP design.
The following table reconciles Net income to Adjusted EBITDA:

Year Ended December 31, 2024
Net (loss) income	$(240,394)
Preferred dividends and accretion	55,670
Net (loss) income to common shareholders	$(296,064)
Other expense, net	(15,769)
Foreign currency loss (gain), net	4,515
Preferred dividends and accretion	55,670
Interest expense	34,825
Income tax (benefit) expense	(10,182)
Depreciation expense	4,410
Amortization of intangibles	33,811
Amortization of developed technology	14,558
Equity-based compensation	10,349
Change in fair value of contingent consideration	125
Long-lived assets impairment	91,904
Goodwill impairment	236,000
Certain legal expenses(a)	6,773
Other costs(b)	2,628
Adjusted EBITDA	$173,553
Realized benefits not in original plan design	(36,456)
Adjusted EBITDA for 2024 LIP and Six-Month LIP	$137,097

(a)
Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.

(b)	For the twelve months ended December 31, 2024, other costs also include costs related to Capped-Call accounting treatment evaluation and the settlement of a regional tax dispute.

ARRAY TECHNOLOGIES	A-1	2025 PROXY STATEMENT

Adjusted Net Income
We define Adjusted net income as net income (loss) to common stockholders plus (i) amortization of intangibles, (ii) amortization of developed technology, (iii) amortization of debt discount and issuance costs (iv) preferred accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) impairment of long-lived assets, (viii) goodwill impairment, (ix) certain legal expenses, (x) other costs, and (xi) income tax (benefit) expense adjustments.
The following table reconciles Net income to Adjusted net income:

Year Ended December 31, 2024
Net (loss) income	$(240,394)
Preferred dividends and accretion	55,670
Net (loss) income to common shareholders	$(296,064)
Amortization of intangibles	33,811
Amortization of developed technology	14,558
Amortization of debt discount and issuance costs	6,199
Preferred accretion	27,510
Equity based compensation	10,349
Change in fair value of contingent consideration	125
Impairment of long-lived assets	91,904
Goodwill impairment	236,000
Certain legal expenses(a)	6,773
Other costs(b)	2,628
Income tax expense adjustments(c)	(42,596)
Adjusted net income	$91,197
(Loss) income per common share
Basic	$(1.95)
Diluted	$(1.95)
Weighted average number of common shares outstanding
Basic	151,754
Diluted	151,754
Adjusted net income per common share
Basic	$0.60
Diluted	$0.60
Weighted average number of common shares outstanding
Basic	151,754
Diluted	152,285

(a)
Represents certain legal fees and other related costs associated with (i) Actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.

(b)	For the twelve months ended December 31, 2024, other costs also include costs related to Capped-Call accounting treatment evaluation and the settlement of a tax dispute.
(c)	Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax.

ARRAY TECHNOLOGIES	A-2	2025 PROXY STATEMENT

ARRAY TECHNOLOGIES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARRY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63456-P22923 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARRAY TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

Vote on Directors

	For All	Withhold All	For All Except
1. ELECTION OF CLASS II DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jayanthi Iyengar
02) Tracy Jokinen

Vote on Proposals

	For	Against	Abstain
2. Ratification of the Company's appointment of Deloitte & Touche LLP as its independent registered public accounting firm for fiscal year ending December 31, 2025.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

4. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted "FOR ALL" IN ITEM 1 AND "FOR" ITEMS 2 AND 3** If any other matters properly come before the meeting.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Electronic Proxy Card, Annual Report on Form 10-K, and any amendments thereto that are required to be furnished to stockholders are available at www.proxyvote.com.

V63457-P22923

ARRAY TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The **stockholder(s)** hereby appoint(s) Gina Gunning and Keith Jennings, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of **Array Technologies, Inc.** that the **stockholder(s)** is/are entitled to vote at the **Annual Meeting of Stockholders** to be held at 10:00 a.m. Pacific Daylight Time on May 20, 2025, at the www.virtualshareholdermeeting.com/ARRY2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE